UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-88116

Name of Registrant: VANGUARD SPECIALIZED FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  January 31

Date of reporting period:  February 1, 2004  - January 31, 2004

ITEM 1: Reports to Shareholders

VANGUARD(R) ENERGY FUND

JANUARY 31, 2004

ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1 letter from the chairman
7 report from the advisor
9 fund profile
10 glossary of investment terms
11 performance summary
13 your fund's after-tax returns
14 about your fund's expenses
15 financial statements
26 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Energy Fund climbed to a 36.5% return for Investor Shares in fiscal-year 2004. The fund's Admiral Shares returned 36.6%.

* The fund benefited from lofty prices for oil and natural gas, as increasing demand chased tight supplies.

* Strategic positioning helped the fund to outperform its benchmark index and the average competitor, although it did not quite match the gain of the broad stock market.
--------------------------------------------------------------------------------
Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Vanguard Energy Fund's 2004 fiscal year opened with winds of war blowing in the Middle East and closed with investors focused instead on the expanding economies at home and abroad.

[PICTURES OF JOHN J. BRENNAN]

-----------------------------------------------
2004 TOTAL RETURNS            FISCAL YEAR ENDED
                                     JANUARY 31
-----------------------------------------------
VANGUARD ENERGY FUND
  Investor Shares                         36.5%
  Admiral Shares                          36.6
S&P Energy Sector Index                   30.6
Average Natural Resources Fund*           36.0
Wilshire 5000 Index                       38.1
-----------------------------------------------
*Derived from data provided by Lipper Inc.

The fund benefited in both environments, profiting from the spike in oil prices before the war with Iraq, then capitalizing on a global surge in demand for oil in subsequent months. For the year ended January 31, 2004, the Investor Shares of Vanguard Energy Fund returned 36.5% and the Admiral Shares 36.6%.

The shift in sentiment fueled a heady stock market rally, with the Wilshire 5000 Total Market Index returning 38.1% for the 12 months. Energy stocks as a group produced a booming 30.6% return, as measured by the Standard & Poor's Energy Sector Index, your fund's comparative benchmark.

The Energy Fund's return was closer to that of the broad stock market thanks to the fund's holdings in strongly performing international oil companies and in emerging markets, such as China and Brazil. Accelerating economic growth in China, a nation that is consuming an increasing share of the world's energy supplies, was felt across the sector.

The table above presents the 12-month total returns (capital change plus reinvested distributions) for the fund and its comparative standards. Details on changes in net asset value and per-share distributions for each of the fund's share classes are shown in the table on page 6.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

STOCKS GENERATED OUTSTANDING RETURNS

For the 12 months ended January 31, the broad U.S. stock market rallied aggressively from a negative return for the prior year. At the start of the period, investors were apprehensive. War with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had begun and successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate declined, and manufacturing began to stir. In the quarter ended September 30, the U.S. economy grew at an annualized rate of 8.2%; estimates put fourth-quarter gross domestic product growth at about 4.0%.

With each piece of good news, the market's mood inched from cautious toward cavalier. For the full 12 months, the stock market's small-capitalization, somewhat speculative issues, as represented by the Russell 2000 Index, returned 58.0%. That was 22.4 percentage points more than the Russell 1000 Index's large-cap stocks.


--------------------------------------------------------------------------------
MARKET BAROMETER                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 2004
                                          --------------------------------------
                                               ONE          THREE           FIVE
                                              YEAR          YEARS          YEARS
--------------------------------------------------------------------------------
STOCKS

Russell 1000 Index (Large-caps)              35.6%          -4.2%          -0.5%
Russell 2000 Index (Small-caps)              58.0            6.0            7.8
Wilshire 5000 Index (Entire market)          38.1           -3.0            0.1
MSCI All Country World Index
  ex USA (International)                     48.9           -0.9            1.9
--------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index                   4.9%           7.3%           6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                   6.2            6.5            5.7
Citigroup 3-Month Treasury Bill Index         1.0            2.1            3.4
================================================================================
CPI

Consumer Price Index                          1.9%           1.9%           2.4%
--------------------------------------------------------------------------------


RISK WAS REWARDED IN THE BOND MARKET

The same behavior was apparent in the fixed income markets. Demand for default-risk-free U.S. Treasuries was initially extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. By the fiscal year-end, however, the mood had changed. The Lehman Brothers High
Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a 12-month return of 27.2%, while investment- grade bonds, as measured by the Lehman Aggregate Bond Index, returned 4.9%.

Short-term interest rates were the fixed income market's one constant, remaining low--and lower--throughout the period. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

THE ENERGY FUND RODE OUT VOLATILITY

Oil prices were generally high, but unusually volatile, during the fiscal year. Prices skyrocketed as the Iraqi war approached, then declined after it commenced. In the late spring another rise began, and prices peaked during the summer holiday travel season; then they trended down again until a fourth-quarter surge anticipated the winter heating season in North America.

The Energy Fund rode these hills and valleys well, thanks both to its focus on attractively priced stocks--which helps keep out issues with inflated prices that can collapse in a volatile market--and to the investment advisor's balance of faster-growing companies with large integrated oil firms. These companies boast relatively diversified operations--drilling, refining, selling oil products--which makes them steadier earners than pure-play exploration and production companies. Of the fund's top ten holdings on January 31, 2004, eight were integrated oils, including ChevronTexaco, ExxonMobil, BP, and Total.

High oil prices raised all boats in the sector, with companies that are most sensitive to oil prices performing best. At the fund's fiscal year-end, crude oil commanded $33.05 a barrel, significantly above OPEC's informal price band--a range of $22 to $28 a barrel. Low inventories, tight supply, and increased demand--driven primarily by economic expansion in the United States and China--set the stage for high oil prices.

Natural gas prices also benefited from a supply-demand imbalance, closing the fiscal year at $5.80 per thousand cubic feet, more than twice the ten-year average. The fund's meaningful position in natural gas companies, two of which were top-ten holdings on January 31, contributed significantly to the overall return.

For more details on the fund's performance and holdings, see the Report from the Advisor on page 7.

ADDRESSING AN INCREASINGLY GLOBAL MARKETPLACE

During the fiscal year, the U.S. dollar's decline against other currencies boosted the Energy Fund's performance by enhancing the returns from its significant foreign holdings.

The fund's foreign holdings have grown over time to make up a large portion of its portfolio--44% as of January 31, 2004. Only three of the fund's top ten holdings at that point were headquartered in the United States. This reflects the evolution of the fact that the energy market is increasingly dominated by fewer, larger players around the globe.

A look at the makeup of the Morgan Stanley Capital International World Energy Index, which tracks the global energy market, illustrates this trend. From the beginning of 1996 through August 2003, the index's weighting in foreign integrated oil companies rose from 34% to 47%. Over the same period, the weighting in U.S. integrated oil firms fell from 46% to 32%. Similarly, the number of foreign oil stocks in the index grew from 9 to 15, while the number of U.S. oil stocks fell from 9 to 4.

Accordingly, the fund's board of trustees has voted to eliminate the fund's 50% limit on investments in foreign stocks. Effective on or about May 24, 2004, Vanguard Energy Fund will be permitted to invest up to 100% of its assets in foreign stocks. This change will allow the fund's advisor, Wellington Management Company, llp, to better adapt to the globalization of the energy industry while adhering to the fund's investment objective of providing long-term capital appreciation.

WHY IT MAKES SENSE TO THINK LONG-TERM

Over the past decade, your fund's returns have been commendable in terms of both absolute and relative measures. As you can see in the table on page 5, a hypothetical $10,000 investment made in the fund ten years ago would have grown to $30,951 by January 31, 2004. An investor in the average competing mutual fund would have accumulated $10,485 less, essentially half the gain enjoyed by your fund over the decade.

The Energy Fund's outstanding performance over long periods is a testament to the abilities of Wellington Management, which has advised the fund since its 1984 inception. The fund's record also reflects Vanguard's running start, from a cost perspective, on its competitors. The Energy Fund's expense ratio traditionally has been a fraction of the average charged by its competitors, which means that the fund's investors enjoy a greater share of the rewards produced by the investment advisor. (See page 14 for details on the fund's expenses and how these costs measure up against those of similar funds.)

-----------------------------------------------------------------
TOTAL RETURNS                                     TEN YEARS ENDED
                                                 JANUARY 31, 2004
-----------------------------------------------------------------
                                 AVERAGE           FINAL VALUE OF
                                  ANNUAL                A $10,000
                                  RETURN       INITIAL INVESTMENT
-----------------------------------------------------------------
Energy Fund
  Investor Shares                  12.0%                  $30,951
S&P Energy Sector Index            11.5                    29,587
Average Natural
  Resources Fund                    7.4                    20,466
Wilshire 5000 Index                10.5                    27,107
-----------------------------------------------------------------

The fund's strong long-term performance is good news only for the long-term investor. As a sector fund, Vanguard Energy Fund is very volatile, meaning that it can swing strongly up or down in any given year. It is therefore inappropriate for an investor who has a short time horizon or whose portfolio is not fully diversified. The fund is aimed at investors who want to add an energy-focused holding to a portfolio that is already well diversified among asset classes and subsectors.

A FINAL NOTE ON RISK

The three-year bear market that ended in 2003 was a reminder to everyone that trees do not grow to the sky. The stock market can, and often does, take away what it has given. The energy sector has been generous to investors over the past ten years--and offers no guarantee of continued favor.

At Vanguard we counsel the importance of developing a diversified investment plan appropriate to your future needs and to your risk tolerance. That plan should see you through the markets' ups and downs--without any impulsive movements in and out of investment styles or sectors.

I want to close by thanking you for entrusting your assets to Vanguard. In light of reports of late trading and market-timing at some competing investment management firms, I also want to assure you that Vanguard has long had policies and procedures in place to identify and deter such behavior. More important,

Vanguard shareholders are served by a crew of the highest integrity. Finally, our client-owned corporate structure is the most effective means I can imagine of aligning our day-to-day efforts with your long-term financial goals.

Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


FEBRUARY 12, 2004






------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE JANUARY 31, 2003-JANUARY 31, 2004

                                                       DISTRIBUTIONS PER SHARE
                                                    --------------------------
                         STARTING          ENDING          INCOME      CAPITAL
                      SHARE PRICE     SHARE PRICE       DIVIDENDS        GAINS
------------------------------------------------------------------------------
Energy Fund
  Investor Shares          $22.85          $29.99          $0.390       $0.744
  Admiral Shares            42.89           56.30           0.760        1.398
------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Energy Fund rose 36.5% in the fiscal year ended January 31, 2004. The average natural resources fund rose 36.0% for the period, and the Wilshire 5000 Index rose 38.1%.

THE INVESTMENT ENVIRONMENT

The environment for investing in energy equities has remained very robust. Oil prices began the fiscal year at more than $30 per barrel as supply issues, particularly relating to Venezuela, Nigeria, and Iraq, kept inventories low and anxiety high. Although output from members of the Organization of Petroleum Exporting Countries (OPEC) increased throughout the period, oil prices remained in the low $30s per barrel. Inventories stayed low because demand was higher than expected and non-OPEC supply fell short of expectations. For the full fiscal year, oil prices were at the highest average levels seen in the last two decades.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.
--------------------------------------------------------------------------------

Natural gas prices were also strong, with the monthly average ranging from $4.50 to $7.50 per thousand cubic feet. Lately, prices have been in the middle of this range, which is surprisingly high given that inventories have grown to above-average levels.

OUR SUCCESSES

The portfolio benefited from generally robust stock returns throughout the energy sector. Some of the best performers were foreign oil companies, including Petrol Brasil, Sinopec (China Petroleum and Chemical), and OAO Lukoil Holding. Refining stocks, including Sunoco and Ashland, were especially strong, rebounding from relatively poor returns in the previous fiscal year.

OUR SHORTFALLS

Few stocks had negative returns during the year, but there were weaker performers within some subsectors in the fund. Among them were a number of oil services stocks, including Baker Hughes and Transocean, and international oils, including Royal Dutch Petroleum and ExxonMobil.

While commodity prices were higher than expected throughout the year, earnings for most service stocks were lower than expected. As for the international oils, the nature of these companies--integrated operations with a relatively low-cost structure--means that their earnings are somewhat insulated from swings in commodity prices. In the bullish environment of the last 12 months, this was a drawback to some of the fund's holdings in the subsector.

THE FUND'S POSITIONING

The portfolio continues to emphasize promising long-term total-return opportunities in the various energy subsectors. Relative to its positioning 12 months ago, the fund has increased its exposure to international oils and foreign producers, while decreasing its exposure to oil services and refining stocks. Common characteristics among our holdings are proven management, strong balance sheets, and an underlying resource that can provide above-average long-term growth.

KARL E. BANDTEL, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 18, 2004

                                                      SEE PAGE 15 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE                                                     AS OF 1/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with a broad market index. Key terms are defined on page 10.


ENERGY FUND
-------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                            BROAD
                             FUND          INDEX*
-------------------------------------------------
Number of Stocks               57           5,190
Median Market Cap          $16.7B          $28.0B
Price/Earnings Ratio        13.7x           25.4x
Price/Book Ratio             2.2x            3.1x
Yield                                        1.5%
  Investor Shares            1.4%
  Admiral Shares             1.5%
Return on Equity            15.2%           15.8%
Earnings Growth Rate        16.8%            5.2%
Foreign Holdings            47.2%            0.9%
Turnover Rate                 26%              --
Expense Ratio                                  --
  Investor Shares           0.38%
  Admiral Shares            0.32%
Short-Term Reserves            9%              --
-------------------------------------------------


---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETs)

BP PLC ADR                                     5.0%
Total SA ADR                                   4.9
ChevronTexaco Corp.                            4.7
ExxonMobil Corp.                               4.6
ENI SpA ADR                                    4.0
BG Group PLC                                   3.1
ConocoPhillips Co.                             2.8
Royal Dutch Petroleum Co. ADR                  2.3
Shell Transport & Trading Co. ADR              2.3
EnCana Corp.                                   2.2
---------------------------------------------------
Top Ten                                       35.9%
---------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


---------------------------------
INVESTMENT FOCUS

STYLE                       Value
MARKET CAP                 Medium
---------------------------------

---------------------------------------------------
VOLATILITY MEASURES
                                              BROAD
                             FUND            INDEX*
---------------------------------------------------
R-Squared                    0.33              1.00
Beta                         0.58              1.00
---------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Coal                                             3%
Energy Miscellaneous                             3
International                                   44
Machinery--Oil Well Equipment & Services         6
Materials & Processing                           1
Offshore Drilling                                3
Oil--Crude Producers                            11
Oil--Integrated Domestic                         6
Oil--Integrated International                   12
Utilities--Gas Pipelines                         2
---------------------------------------------------
Short-Term Reserves                              9%
---------------------------------------------------
*Wilshire 5000 Index.

                                             VISIT OUR  WEBSITE AT  VANGUARD.COM
                                     FOR  REGULARLY  UPDATED  FUND  INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              As of 1/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so that an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


ENERGY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

                   ENERGY FUND        WILSHIRE     S&P ENERGY    AVERAGE NATURAL
               INVESTOR SHARES*     5000 INDEX   SECTOR INDEX   RESOURCES FUND**

   199401                 10000          10000          10000             10000
   199404                  9891           9423           9721              9461
   199407                 10280           9535          10032              9767
   199410                 10522           9923          10532              9966
   199501                  9085           9898          10109              8815
   199504                 10533          10826          11332             10055
   199507                 10804          12025          11750             10400
   199510                 10270          12478          11661              9926
   199601                 11691          13574          12950             11162
   199604                 13548          14307          14039             12780
   199607                 12848          13791          13816             12118
   199610                 14840          15199          15524             13861
   199701                 16405          16881          17129             14605
   199704                 15171          16831          17418             13591
   199707                 18029          20301          20706             15519
   199710                 19217          20001          20895             16025
   199801                 17028          21152          19320             13701
   199804                 19198          24110          22297             15121
   199807                 16163          23760          20127             11835
   199810                 15688          22960          20601             11762
   199901                 13418          26922          19063             10328
   199904                 17650          28239          24906             13387
   199907                 18307          28119          24837             13757
   199910                 17337          28854          23875             13566
   200001                 16885          30753          24025             13554
   200004                 19716          31574          24701             14881
   200007                 19883          31166          26152             14920
   200010                 21292          31192          28391             16173
   200101                 22808          29684          28310             17570
   200104                 25747          27123          30068             18670
   200107                 23020          26489          27770             16258
   200110                 22266          23226          25827             15448
   200201                 22682          25136          25673             15980
   200204                 25716          24442          27141             17680
   200207                 22318          20644          23804             14400
   200210                 21688          20112          22420             14401
   200301                 22677          19635          22657             15048
   200304                 23520          21122          23315             14754
   200307                 25207          23291          24460             15847
   200310                 26984          25027          25565             17792
   200401                 30951          27107          29587             20466
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED JANUARY 31, 2004
                                 ----------------------------------  FINAL VALUE
                                      ONE         FIVE         TEN  OF A $10,000
                                     YEAR        YEARS       YEARS    INVESTMENT
--------------------------------------------------------------------------------
Energy Fund Investor Shares*        36.49%       18.19%      11.96%      $30,951
Wilshire 5000 Index                 38.05         0.14       10.49        27,107
S&P Energy Sector Index             30.59         9.19       11.46        29,587
Average Natural Resources Fund**    36.00        14.66        7.42        20,466
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                      ONE             SINCE        OF A $250,000
                                     YEAR        INCEPTION+           INVESTMENT
--------------------------------------------------------------------------------
Energy Fund Admiral Shares*         36.58%            15.39%            $343,444
Wilshire 5000 Index                 38.05              4.84              277,634
S&P Energy Sector Index             30.59              6.02              284,650
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004


                       ENERGY FUND                 S&P ENERGY
                   INVESTOR SHARES*              SECTOR INDEX


   1995                   -9.1                        1.1
   1996                   28.7                       28.1
   1997                   40.3                       32.3
   1998                    3.8                       12.8
   1999                  -21.2                       -1.3
   2000                   25.8                       26.0
   2001                   35.1                       17.8
   2002                   -0.6                       -9.3
   2003                    0.0                      -11.7
   2004                   36.4                       30.6
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.
+November 12, 2001.
NOTE: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                       ONE        FIVE -------------------------
               INCEPTION DATE         YEAR       YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Energy Fund *
  Investor Shares   5/23/1984       33.80%      16.42%   10.78%    1.65%  12.43%
  Admiral Shares   11/12/2001       33.89      15.79**      --       --      --
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED JANUARY 31, 2004

                                              ONE YEAR    FIVE YEARS   TEN YEARS
                             ---------------------------------------------------
ENERGY FUND INVESTOR SHARES*
  Returns Before Taxes                          36.49%        18.19%      11.96%
  Returns After Taxes on Distributions          35.64         16.82       10.58
  Returns After Taxes on Distributions
    and Sale of Fund Shares                      24.62         15.46       9.90
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.
a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                             COST OF $10,000                FUND     PEER GROUP*
                          INVESTMENT IN FUND       EXPENSE RATIO   EXPENSE RATIO
--------------------------------------------------------------------------------
ENERGY FUND
  Investor Shares                        $45               0.38%           1.71%
  Admiral Shares                          38               0.32              --
--------------------------------------------------------------------------------
*Average Natural Resources Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 1/31/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ENERGY FUND                                         SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.2%)
--------------------------------------------------------------------------------
UNITED STATES (49.2%)
--------------------------------------------------------------------------------
COAL (2.8%)
    Peabody Energy Corp.                         1,264,000          $     50,598
 ** CONSOL Energy Inc. PIPE                      1,073,600                22,320
                                                                    ------------
                                                                    $     72,918
                                                                    ------------

ENERGY MISCELLANEOUS (3.2%)
   Valero Energy Corp.                             997,400                52,782
   Sunoco, Inc.                                    598,600                33,192
                                                                    ------------
                                                                    $     85,974
                                                                    ------------

MACHINERY--OIL WELL EQUIPMENT & Services (6.5%)
   Schlumberger Ltd.                               860,700                52,658
   Halliburton Co.                               1,263,000                38,079
   Baker Hughes, Inc.                            1,030,200                36,139
*  Nabors Industries, Inc.                         571,700                25,155
*  Weatherford International Ltd.                  313,200                12,628
*  Rowan Cos., Inc.                                300,000                 6,864
                                                                    ------------
                                                                    $    171,523
                                                                    ------------

MATERIALS & PROCESSING (1.2%)
   Ashland, Inc.                                   671,800                31,111

OFFSHORE DRILLING (3.1%)
   GlobalSantaFe Corp.                           1,973,900                53,887
 * Transocean Inc.                               1,067,600                28,761
                                                                    ------------
                                                                    $     82,648
                                                                    ------------
OIL--CRUDE PRODUCERS (11.7%)
   Burlington Resources, Inc.                      841,000                46,036
   Anadarko Petroleum Corp.                        870,900                43,458
   Devon Energy Corp.                              616,000                34,779
   EOG Resources, Inc.                             731,000                33,114
   Cabot Oil & Gas Corp.                           937,800                28,603
   Kerr-McGee Corp.                                564,600                27,507
 * Westport Resources Corp.                        834,900                24,371
 * Premcor, Inc.                                   800,300                24,233
 * Newfield Exploration Co.                        506,300                23,892
   Noble Energy, Inc.                              500,000                22,100
                                                                    ------------
                                                                    $    308,093
                                                                    ------------

OIL--INTEGRATED DOMESTIC (5.9%)
   ConocoPhillips Co.                            1,106,780                72,915
   Occidental Petroleum Corp.                    1,193,700                52,583
   Amerada Hess Corp.                              544,900                30,727
                                                                    ------------
                                                                    $    156,225
                                                                    ------------

OIL--INTEGRATED INTERNATIONAL (12.3%)
   ChevronTexaco Corp.                           1,437,800               124,154
   ExxonMobil Corp.                              3,008,900               122,733
   Unocal Corp.                                  1,566,000                57,660
   Marathon Oil Corp.                              630,200                20,469
                                                                    ------------
                                                                    $    325,016
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ENERGY FUND                                         SHARES                 (000)
--------------------------------------------------------------------------------
UTILITIES--GAS PIPELINES (2.5%)
   Equitable Resources, Inc.                     1,321,300          $     57,992
   El Paso Corp.                                   896,500                 7,620
                                                                    ------------
                                                                    $     65,612
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                 $  1,299,120
--------------------------------------------------------------------------------
INTERNATIONAL (44.0%)
--------------------------------------------------------------------------------
BRAZIL (1.9%)
   Petrol Brasil ADR                             1,713,800          $     50,386

CANADA (8.3%)
   EnCana Corp.                                  1,501,750                58,718
   Canadian Natural Resources Ltd.                 715,600                34,578
   Talisman Energy, Inc.                           613,262                32,636
   Shell Canada Ltd. CLass A                       685,200                30,392
   Suncor Energy, Inc.                             987,800                24,932
   Petro Canada                                    437,100                19,093
*  Western Oil Sands Inc.                          537,900                11,923
*  Paramount Resources Ltd.                        998,004                 8,057
                                                                    ------------
                                                                    $    220,329
                                                                    ------------

CHINA (1.3%)
   China Petroleum and Chemical Corp. ADR          860,700                34,127
                                                                    ------------
FRANCE (4.9%)
   Total SA ADR                                  1,462,500               129,139
                                                                    ------------
HONG KONG (0.9%)
   CNOOC Ltd. ADR                                  572,400                22,919
                                                                    ------------
ITALY (4.7%)
   ENI SpA ADR                                   1,141,600               106,420
*  Fugro                                           322,079                17,265
                                                                    ------------
                                                                    $    123,685
                                                                    ------------
NETHERLANDS (2.3%)
   Royal Dutch Petroleum Co. ADR                 1,291,100                61,198
                                                                    ------------
NORWAY (3.9%)
   Statoil ASA ADR                               4,772,100                52,255
   Norsk Hydro AS ADR                              796,300                49,450
                                                                    ------------
                                                                    $    101,705
                                                                    ------------
RUSSIA (1.6%)
   OAO Lukoil Holding Sponsored ADR                401,200                41,484
   Surgutneftegaz ADR                               67,300                 1,994
                                                                    ------------
                                                                    $     43,478
                                                                    ------------
SOUTH AFRICA (1.0%)
   Sasol Ltd. Sponsored ADR                      1,767,700                26,339

SPAIN (1.8%)

Repsol YPF, SA ADR                               2,340,500                47,536

UNITED KINGDOM (11.4%)
   BP PLC ADR                                    2,753,900               131,086
   BG Group PLC                                 16,332,000                82,272
   Shell Transport & Trading Co. ADR             1,506,300                60,704
National Grid Transco PLC                        3,705,700                26,441
                                                                    ------------
                                                                    $    300,503
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                 $  1,161,344
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,861,109)                               $  2,460,464
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.7%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   1.02%, 2/2/2004--Note G                        $229,399          $   229,399
   1.02%, 2/2/2004                                 239,356              239,356
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $468,755)                                                      468,755
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.9%)
   (Cost $2,329,864)                                                $ 2,929,219
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      8,510
Security Lending Collateral
Payable to Brokers--Note G                                             (229,399)
Other Liabilities                                                       (66,373)
                                                                    ------------
                                                                    $  (287,262)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $ 2,641,957
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Restricted security represents 0.8% of net assets.
ADR--American Depositary Receipt.

----------------------------------------------------------------
                                                          AMOUNT
                                                           (000)
----------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
Paid-in Capital                                        2,025,664
Undistributed Net Investment Income                           73
Accumulated Net Realized Gains                            16,865
Unrealized Appreciation                                  599,355
----------------------------------------------------------------
NET ASSETS                                          $  2,641,957
================================================================
Investor Shares--Net Assets
Applicable to 81,169,952 outstanding $.001
   par value shares of beneficial interest
       (unlimited authorization)                    $  2,434,089
----------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES         $      29.99
================================================================
Admiral Shares--Net Assets
Applicable to 3,692,085 outstanding $.001
   par value shares of beneficial interest
       (unlimited authorization)                    $    207,868
----------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES          $      56.30
================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                     ENERGY FUND
                                                     YEAR ENDED JANUARY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                       $    37,125
   Interest                                                               1,405
   Security Lending                                                         929
--------------------------------------------------------------------------------
     Total Income                                                   $    39,459
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                    $     1,103
The Vanguard Group--Note C
   Management and Administrative
     Investor Shares                                                      5,138
     Admiral Shares                                                         341
   Marketing and Distribution
     Investor Shares                                                        187
     Admiral Shares                                                          12
Custodian Fees                                                               32
Auditing Fees                                                                14
Shareholders' Reports
   Investor Shares                                                           75
   Admiral Shares                                                            --
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
Total Expenses                                                            6,904
Expenses Paid Indirectly--Note D                                           (395)
--------------------------------------------------------------------------------
Net Expenses                                                              6,509
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    32,950
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            82,569
   Foreign Currencies                                                         5
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 82,574
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                460,848
   Foreign Currencies                                                         1
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        460,849
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $   576,373
================================================================================
*Dividends are net of foreign withholding taxes of $2,126,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                              ENERGY FUND
                                                    ----------------------------
                                                        YEAR ENDED JANUARY 31,
                                                    ----------------------------
                                                            2004            2003
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $     32,950    $    22,328
  Realized Net Gain (Loss)                                82,574         74,377
  Change in Unrealized Appreciation
     (Depreciation)                                      460,849       (113,925)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                           576,373        (17,220)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                                     (27,313)       (19,022)
     Admiral Shares                                       (2,358)        (1,501)
  Realized Capital Gain*
     Investor Shares                                     (52,106)       (83,735)
     Admiral Shares                                       (4,338)        (5,973)
--------------------------------------------------------------------------------
     Total Distributions                                 (86,115)      (110,231)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                        683,309        151,108
  Admiral Shares                                          67,055         61,825
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
     Share Transactions                                  750,364        212,933
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            1,240,622         85,482
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  1,401,335      1,315,853
--------------------------------------------------------------------------------
  End of Period                                     $  2,641,957    $ 1,401,335
================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $0 and $23,192,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

ENERGY FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004         2003        2002       2001        2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $22.85       $24.76      $26.93     $21.24     $17.16
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .435         .392        .428        .39       .355
  Net Realized and Unrealized Gain (Loss)
     on Investments*                                       7.839        (.349)      (.660)      7.04      4.080
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         8.274         .043       (.232)      7.43      4.435
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.390)       (.360)      (.400)      (.36)     (.355)
  Distributions from Realized Capital Gains                (.744)      (1.593)     (1.538)     (1.38)        --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (1.134)      (1.953)     (1.938)     (1.74)     (.355)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $29.99       $22.85      $24.76     $26.93     $21.24
================================================================================================================

TOTAL RETURN**                                            36.49%       -0.02%      -0.55%     35.08%     25.83%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $2,434       $1,298      $1,258     $1,281       $973
  Ratio of Total Expenses to Average Net Assets            0.38%        0.40%       0.39%      0.41%      0.48%
  Ratio of Net Investment Income to Average Net Assets     1.79%        1.56%       1.57%      1.52%      1.63%
  Portfolio Turnover Rate                                    26%          23%         28%        24%        18%
================================================================================================================
*Includes increases from redemption fees of $.00, $.01, $.01, $.02, and $.02.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

ENERGY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                        NOV. 12,
                                                      YEAR ENDED        2001* TO
                                                     JANUARY 31,        JAN. 31,
                                                    ---------------  -----------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2004       2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $42.89     $46.48      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .847       .758        .118
  Net Realized and Unrealized Gain (Loss)
     on Investments**                             14.721      (.658)       .010
--------------------------------------------------------------------------------
     Total from Investment Operations             15.568       .100        .128
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.760)     (.698)      (.760)
  Distributions from Realized Capital Gains       (1.398)    (2.992)     (2.888)
--------------------------------------------------------------------------------
     Total Distributions                          (2.158)    (3.690)     (3.648)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $56.30     $42.89      $46.48
================================================================================

TOTAL RETURN+                                     36.58%      0.02%       0.57%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $208       $103         $58
  Ratio of Total Expenses to Average Net Assets    0.32%      0.34%     0.34%++
  Ratio of Net Investment Income to
     Average Net Assets                            1.85%      1.59%     0.53%++
  Portfolio Turnover Rate                            26%        23%         28%
================================================================================
*Inception.
**Includes increases from redemption fees of $.01, $.02, and $.03.
+Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal  rights as to assets and  earnings,  except  that
each  class  separately  bears  certain   class-specific   expenses  related  to
maintenance of shareholder  accounts  (included in

Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2004, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the fund had contributed capital of $370,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.37% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended January 31, 2004, these arrangements reduced expenses by $395,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2004, the fund realized net foreign currency gains of $5,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,548,000 from undistributed net investment income, and $3,534,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2004, the fund had $5,316,000 of ordinary income and $13,980,000 of long-term capital gains available for distribution.

At January 31, 2004, net unrealized appreciation of investment securities for tax purposes was $599,355,000, consisting of unrealized gains of $606,670,000 on securities that had risen in value since their purchase and $7,315,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2004, the fund purchased $1,035,579,000 of investment securities and sold $449,693,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at January 31, 2004, was $220,172,000, for which the fund held cash collateral of $229,399,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

 H. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                -------------------------------------------
                                                           2004                 2003
                                                ---------------------   -------------------
                                                  AMOUNT       SHARES     AMOUNT     SHARES
                                                   (000)        (000)      (000)      (000)
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                                        $859,161       31,335   $307,206    11,969
  Issued in Lieu of Cash Distributions            75,835        2,669     97,538     4,124
  Redeemed*                                     (251,687)      (9,640)  (253,636)  (10,106)
                                              ---------------------------------------------
     Net Increase (Decrease)--Investor Shares    683,309       24,364    151,108     5,987
                                              ---------------------------------------------
ADMIRAL SHARES
Issued                                            79,170        1,534     76,563     1,529
Issued in Lieu of Cash Distributions               5,919          111      6,556       149
Redeemed*                                        (18,034)        (364)   (21,294)     (504)
                                              ---------------------------------------------
     Net Increase (Decrease)--Admiral Shares      67,055        1,281     61,825     1,174
-------------------------------------------------------------------------------------------
*Net of redemption fees of $413,000 and $630,000, respectively (fund totals).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (the "Fund") at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

MARCH 8, 2004


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD ENERGY FUND

This information for the fiscal year ended January 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $59,838,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

For corporate shareholders, 51.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund is provided to individual shareholders on their Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to VANGUARD.COM to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q510 032004

VANGUARD(R) PRECIOUS METALS FUND
JANUARY  31, 2004

{GRAPHIC}

ANNUAL REPORT


THE VANGUARD GROUP (R) [LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN
6 REPORT FROM THE ADVISOR
9 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 YOUR FUND'S AFTER-TAX RETURNS
13 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

SUMMARY

- Vanguard Precious Metals Fund posted a 2004 fiscal-year return of 44.1%, outperforming its comparative measures and the broad U.S. stock market.
- The fund's strategy of diversifying through non-gold-related holdings helped its relative performance in fiscal 2004.
- The fund's board of trustees recently approved an expansion of the fund's investment mandate to include stocks of companies that deal with non-precious metals or minerals. The expansion will take effect later this year; at that time, the fund will reopen to new investments.

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Dear Shareholder,
Inflation fears, a weaker U.S. dollar, and rising prices for bullion and other metals helped Vanguard Precious Metals Fund to achieve its third straight fiscal year with a double-digit gain.

[PICTURES OF JOHN J. BRENNAN]

For the 12 months ended January 31, 2004, your fund returned 44.1%, topping the results of both its benchmark index and the average gold- oriented mutual fund.

The adjacent table shows total returns (capital change plus reinvested distributions) for your fund and its comparative measures, as well as for the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market. The table on page 5 presents the fund's share price at the beginning and end of the 12 months and its per-share distributions during the period.

--------------------------------------------------------------------------------
2004 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
VANGUARD PRECIOUS METALS FUND                                              44.1%
S&P/Citigroup World Equity Gold Index                                      34.2
Average Gold-Oriented Fund*                                                40.5
Wilshire 5000 Index                                                        38.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

I should note that a significant change to your fund will take effect in late May. The fund's board of trustees has broadened the fund's mandate to permit investments in companies that focus on non- precious metals such as nickel, copper, and zinc. The majority of the fund's assets will continue to be invested in companies that focus on precious and rare metals or minerals.

The change is a response to the increasing concentration of the metal and minerals industries, which has made it difficult to keep the portfolio fully invested while maintaining the overall quality and diversity of its holdings.

When regulators complete their review of our change, the fund will be renamed to reflect the expanded investment mandate, and the freeze on new investments will be lifted.

STOCKS GENERATED OUTSTANDING RETURNS

For the 12 months ended January 31, the Wilshire 5000 Index returned 38.1%, reflecting a dramatic resurgence in stocks across the board. At the start of the period, investors were apprehensive. War with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had begun and successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate declined, and manufacturing began to stir. In the quarter ended September 30, the U.S. economy grew at an annualized rate of 8.2%; estimates put fourth-quarter gross domestic product growth at about 4.0%.

With each piece of good news, the market's mood inched from cautious toward cavalier. For the full 12 months, the stock market's small-capitalization issues, as represented by the Russell 2000 Index, returned 58.0%. That was 22.4 percentage points more than the Russell 1000 Index's large-cap stocks.

RISK WAS REWARDED IN THE BOND MARKET

The same tone was apparent in the fixed income market. Demand for default-risk-free U.S. Treasuries was initially extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. By year-end, however, the mood had changed. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a 12-month return of 27.2%, while investment-grade bonds, as measured by the Lehman Aggregate Bond Index, returned 4.9%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2004
                                                  ------------------------------
                                                        ONE      THREE      FIVE
                                                       YEAR      YEARS     YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        35.6%      -4.2%    -0.5%
Russell 2000 Index (Small-caps)                        58.0        6.0      7.8
Wilshire 5000 Index (Entire market)                    38.1       -3.0      0.1
MSCI All Country World Index
ex USA (International)                                 48.9       -0.9      1.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                             4.9%       7.3%     6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                             6.2        6.5      5.7
Citigroup 3-Month Treasury Bill Index                   1.0        2.1      3.4
================================================================================
CPI
Consumer Price Index                                    1.9%       1.9%     2.4%
--------------------------------------------------------------------------------

Short-term interest rates fell to even lower levels during the period. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

THE FUND POSTED ITS BEST FISCAL-YEAR RETURN IN A DECADE

More than four-fifths of your fund's 44.1% total return came from an increase in share price, with the balance from dividend income. Several factors contributed to this remarkable return.

Although inflation has been tame for more than a decade, the strengthening economy raised the possibility that prices would once again begin to climb. The result was renewed interest in precious metals, a traditional haven for investors concerned about inflation. During the fiscal year, prices for these commodities--and for stocks in the companies that mine or process them--rose.

The decline of the U.S. dollar also played a role in your fund's stellar return. For U.S.-based investors, a weaker dollar bolsters returns from foreign securities because of the favorable currency exchange rates. Relative to the U.S. dollar, the Canadian dollar rose about 15%, the South African rand rose 22%, and the Australian dollar rose 29% during the 12 months. I mention those currencies because companies in the three countries constituted about 60% of the fund's assets at our fiscal year-end. Because most precious metals companies are based outside the United States, virtually all of your fund's assets are invested in stocks of foreign companies. The advantage of stronger foreign currencies abroad, however, was partly offset by lower revenue from exports, as was the case for some of our stocks with operations in South Africa.

As the table on page 1 shows, the fund's return was almost 10 percentage points higher than the result of its benchmark index. The fund also bested the average return of its fund peer group by 3.6 percentage points. In both cases, much credit goes to the investment advisor's superior stock selection. Another factor, however, is that the index and the average peer are almost exclusively gold-oriented, while your fund invests a fair proportion of its assets in companies devoted entirely or in part to other metals and minerals. Silver and platinum prices rose more than gold prices in fiscal 2004, and some of the best performers during the period were companies that mine or process diamonds, platinum, silver, copper, and nickel. For example, Russian-based Norilsk Nickel rose 201%, and it alone contributed more than 6 percentage points to the fund's total return.

For further details on the fund's individual holdings and performance, see the Report from the Advisor on page 6.

YOUR FUND OUTPERFORMED ITS BENCHMARKS OVER TEN YEARS

Your fund's diversification within its sector helped it stay somewhat less volatile than its benchmark index or the average peer fund during the decade ended January 31, and the advisor achieved this without sacrificing relative performance. The table at left shows annualized returns for your fund and its comparative measures during the decade. Also shown are the final results of a hypothetical $10,000 investment made in each. Your fund would have generated almost $3,400 more than the average peer fund--the difference is more than one-third of the initial investment.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                JANUARY 31, 2004
                                         ---------------------------------------
                                         AVERAGE                  FINAL VALUE OF
                                          ANNUAL                       A $10,000
                                          RETURN              INITIAL INVESTMENT
--------------------------------------------------------------------------------
Precious Metals Fund                         4.1%                        $14,972
S&P/Citigroup World
  Equity Gold Index                          2.5                          12,802
Average Gold-Oriented Fund                   1.5                          11,574
Wilshire 5000 Index                         10.5                          27,107
--------------------------------------------------------------------------------


Again, much of the credit goes to the fund's advisor, M&G Investment Management, which focuses on the fundamentals of a company and generally avoids smaller, speculative businesses that can be prone to implosion. Vanguard's low costs give us another edge. Your fund's expense ratio has traditionally been a fraction of the average for its peer group. That means that competitors have to generate a higher gross return than ours to match our net return--a difficult hurdle to overcome year after year.

THE LONG-TERM RECORD ALSO ARGUES FOR DIVERSIFICATION

Although your fund's long-term performance relative to its average peer and benchmark index has been solid, its 4.1% annualized return over the last decade significantly lagged the result of the broad stock market. And while the fund has been less volatile than its average peer, it certainly is not for the faint of heart. Over that same ten-year period, for example, the fund had five years of double-digit gains and four years of double-digit declines.

High volatility shouldn't be a surprise in any fund that holds a concentrated portfolio or focuses on just one sector; that's why such a fund should never represent the bulk of a personal portfolio. However, during the past decade your fund has also illustrated another aspect of sector investments. Some of the fund's best returns came during the 2000-2002 bear market for stocks, while some of its worst came during the bull market of the late 1990s. This low correlation between the performance of the fund and that of the broader market illustrates the proper role of certain sector funds--as a potential counterweight to the fluctuations of other assets.

--------------------------------------------------------------------------------
If you own the fund in a taxable account, you may wish to read the report on the fund's after-tax returns on page 12.
--------------------------------------------------------------------------------

In other words, as a small portion of a broader portfolio made up of stocks, bonds, and short-term investments, a sector fund can serve to reduce the overall volatility of the whole portfolio. As part of such a balanced plan, a fund like ours, which focuses on precious metals and mining stocks, can play a useful role.

I want to close by thanking you for entrusting your assets to Vanguard. In light of reports of late trading and market-timing at other investment management firms, I can assure you that Vanguard has long had policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity working within a client-owned corporate structure that aligns our day-to-day efforts with our clients' long-term financial goals.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 12, 2004







--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            JANUARY 31, 2003-JANUARY 31, 2004

DISTRIBUTIONS PER SHARE

                                 STARTING         ENDING      INCOME     CAPITAL
                              SHARE PRICE    SHARE PRICE   DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Precious Metals Fund               $11.25         $15.29      $0.934      $0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

Vanguard Precious Metals Fund returned 44.1% during the 12 months ended January 31, 2004. This was significantly ahead of the 34.2% return of the Standard & Poor's/Citigroup World Equity Gold Index for the period, and it also exceeded the 40.5% return of our average mutual fund peer. Over the longer term, the fund has had excellent returns, with its 22.9% annualized five-year return comparing very favorably with those of the average peer (+19.4%) and the benchmark (+20.6%).

THE INVESTMENT ENVIRONMENT

The price of gold was heavily influenced by geopolitical events during the past 12 months. At the start of our fiscal year, gold prices were pushed higher by investors worrying about the looming war in Iraq, global terrorism, and the continued weakness of the world's equity markets. Although suspense abated about many of these factors during the fiscal year, the price of gold remained at a surprisingly high level. This level is now increasingly sustained by investors' concerns about the weakness of the U.S. dollar, as well as by the ongoing consolidation in the precious metals industry.

THE FUND'S SUCCESSES

The fund benefited greatly from the bid for Ashanti Goldfields by AngloGold, with our very large position in the former gaining impressively. This was the latest in a number of takeovers and mergers to benefit companies held by the fund over the past few years. Another holding, Compania de Minas Buenaventura, performed well based on its good production figures and the increased attractiveness to investors of emerging markets such as Peru, where the company is based. We also saw strong performances from the fund's limited positions at the smaller end of the market-capitalization spectrum. Examples are Tanami Gold, Equinox Resources, and First Quantum Minerals, all of which had healthy gains.

By far the most significant driver of the fund's performance, however, was its exposure to diversified mining companies, which registered excellent gains due to strong global demand for their products. China's demand for metals to fuel the country's explosive economic growth was a particularly influential factor. Looking forward, we continue to see compelling investment opportunities in this asset class, as illustrated by the very strong fiscal 2004 returns of Norilsk Nickel (a Russian producer of nickel and platinum), Aber Diamond (a Canadian diamond producer), Lonmin (a U.K.-based producer of South African platinum), and First Quantum Minerals (a Canadian miner of copper, cobalt, and gold in Africa).

THE FUND'S SHORTFALLS

Gold companies that lagged during the period--and detracted from the fund's performance--were generally based outside North America. Of particular note was South Africa-based AngloGold, which underperformed significantly because of the negative impact of the strong rand on the company's earnings. Our holdings in South African platinum-mining companies, such as Impala Platinum, were also hurt by the appreciation of the rand, despite a healthy rise in the price of platinum and the metal's robust fundamentals.

The fund's relative underexposure in the U.S. gold heavyweight Newmont Mining during the fiscal year continued to be a drawback to our performance compared with the benchmark index. Following the company's merger with Franco-Nevada and Normandy Mining in early 2002, Newmont became the world's largest gold-mining company, making up a considerable proportion of the index. As in fiscal 2003, Newmont's shares made strong gains during the past 12 months, but we think that the company's valuation is increasingly stretched.

THE FUND'S POSITIONING

Throughout the fiscal year the fund remained true to its investment philosophy and style, concentrating on the blue-chip end of the market. This area has become increasingly consolidated due to merger-and-acquisition activity, leading to the concentration of a relatively small number of companies in the fund. This was a factor in the fund's shift into more diversified mining companies in fiscal 2004, a move that benefited the fund's shareholders. Given our upbeat view of the global economy and our concerns about the stretched valuations of gold stocks, we expect this part of the portfolio to continue to support the fund's performance going forward.

Portfolio activity was limited during the fiscal year. We established a new position in First Quantum Minerals and bought the Canadian platinum producer SouthernEra Resources. We reduced the fund's holdings in several North American companies, such as Newmont Mining (which we eliminated), Barrick Gold, and Placer Dome, because merger activity had made these companies very significant positions in the fund.

We continue to run the portfolio in line with our clearly defined investment approach, which is to invest in attractively valued companies with good assets, strong managements, and reliable cash flows. We will maintain the fund's underweighting in the small, speculative end of the market, as well as in the very large North American producers. Finally, we remain confident that the macroeconomic environment is right for commodity shares to fare competitively.

GRAHAM E. FRENCH, PORTFOLIO MANAGER

M&G INVESTMENT MANAGEMENT LTD.

FEBRUARY 17, 2004

--------------------------------------------------------------------------------
FUND PROFILE                                                     AS OF 1/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with a broad market index. Key terms are defined on page 10.
--------------------------------------------------------------------------------
PRECIOUS METALS FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                           BROAD
                                                            FUND          INDEX*
--------------------------------------------------------------------------------
Number of Stocks                                              21           5,190
Median Market Cap                                          $1.9B          $28.0B
Price/Earnings Ratio                                       34.7x           25.4x
Price/Book Ratio                                            3.1x            3.1x
Return on Equity                                            9.4%           15.8%
Earnings Growth Rate                                       12.8%            5.2%
Foreign Holdings                                            100%            0.9%
Turnover Rate                                                15%              --
Expense Ratio                                              0.55%              --
Short-Term Reserves                                           3%              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                           BROAD
                                                            FUND          INDEX*
--------------------------------------------------------------------------------
R-Squared                                                   0.14            1.00
Beta                                                        0.56            1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

Canada                                                                       28%
South Africa                                                                 22
Australia                                                                    11
Peru                                                                          9
Ghana                                                                         9
Russia                                                                        8
United Kingdom                                                                7
Papua New Guinea                                                              3
--------------------------------------------------------------------------------
Subtotal                                                                     97%
--------------------------------------------------------------------------------
Short-Term Reserves                                                           3%
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Impala Platinum Holdings Ltd. ADR                                          10.3%
Placer Dome Inc.                                                            9.6
Compania de Minas Buenaventura S.A.u. ADR                                   9.4
Ashanti Goldfields Co., Ltd. GDR                                            9.0
Mining and Metallurgical Company Norilsk Nickel ADR                         7.6
Lonmin PLC                                                                  7.1
Aber Diamond Corp.                                                          6.4
WMC Resources Ltd.                                                          6.0
Anglo American Platinum Corp. Ltd. ADR                                      5.7
AngloGold Ltd. ADR                                                          5.3
--------------------------------------------------------------------------------
Top Ten                                                                    76.4%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.



*Wilshire 5000 Index.

Visit our  website at  VANGUARD.COM  for  regularly  updated  fund  information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                              AS OF 1/31/2004

ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE MOST RECENT PERFORMANCE, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO THAT AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

PRECIOUS METALS FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                  S&P/CITIGROUP          AVERAGE
                     PRECIOUS         WILSHIRE     WORLD EQUITY    GOLD-ORIENTED
                  METALS FUND       5000 INDEX       GOLD INDEX             FUND
--------------------------------------------------------------------------------
199401                  10000            10000            10000            10000
199404                   9254             9423             8919             8961
199407                   9616             9535             9248             8989
199410                  10503             9923            10216             9609
199501                   8080             9898             7888             7580
199504                   8979            10826             8744             8705
199507                   9477            12025             8833             9157
199510                   8586            12478             8358             8312
199601                  10766            13574            10626            10483
199604                  10758            14307            10752            11368
199607                   9507            13791             9447            10130
199610                   9577            15199             9581            10111
199701                   8559            16881             9042             9019
199704                   8049            16831             8589             8277
199707                   7595            20301             8377             7532
199710                   6546            20001             7091             6757
199801                   6004            21152             6217             5746
199804                   6739            24110             7208             6590
199807                   5012            23760             5021             4737
199810                   5684            22960             5593             5293
199901                   5340            26922             5009             4764
199904                   6222            28239             6190             5450
199907                   5882            28119             5624             4523
199910                   6368            28854             6307             5205
200001                   6274            30753             5720             4547
200004                   5103            31574             5085             4210
200007                   5496            31166             5100             4066
200010                   5480            31192             4916             3759
200101                   6316            29684             5751             4194
200104                   6688            27123             6327             4770
200107                   6534            26489             5998             4594
200110                   7089            23226             6364             4897
200201                   8214            25136             7443             5561
200204                   9891            24442             9380             7493
200207                   8229            20644             7600             6253
200210                   8851            20112             8037             6737
200301                  10392            19635             9538             8238
200304                   9182            21122             8230             7418
200307                  10946            23291            10170             8768
200310                  14327            25027            12846            11949
200401                  14972            27107            12802            11574
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2004
                                    ------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
Precious Metals Fund*                     44.07%   22.90%    4.12%       $14,972
Wilshire 5000 Index                       38.05     0.14    10.49         27,107
S&P/Citigroup World Equity Gold Index**   34.22    20.65     2.50         12,802
Average Gold-Oriented Fund+               40.50    19.43     1.47         11,574
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
                                                                   S&P/CITIGROUP
                                                PRECIOUS            WORLD EQUITY
                                             METALS FUND              GOLD INDEX
--------------------------------------------------------------------------------
1995                                               -19.2                   -21.1
1996                                                33.2                    34.7
1997                                               -20.5                   -14.9
1998                                               -29.8                   -31.2
1999                                               -11.1                   -19.4
2000                                                17.5                    14.2
2001                                                 0.7                     0.5
2002                                                30.1                    29.4
2003                                                26.5                    28.1
2004                                                44.1                    34.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                         ONE     FIVE    -----------------------
                     INCEPTION DATE     YEAR    YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Precious Metals Fund*    05/23/1984   59.45%   24.60%      1.79%   2.90%   4.69%
--------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**MSCI Gold Mines Index through December 31,1994; S&P/Citigroup World Equity Gold Index thereafter.
+Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not guarantee future results.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED JANUARY 31, 2004

                                        ONE YEAR      FIVE YEARS       TEN YEARS
                                        ----------------------------------------
PRECIOUS METALS FUND*
  Return Before Taxes                     44.07%          22.90%           4.12%
  Return After Taxes on
  Distributions                           41.62           21.23            3.08
  Return After Taxes on
  Distributions and Sale of Fund Shares   29.08           19.22            2.86
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                              COST OF $10,000           FUND         PEER GROUP*
                           INVESTMENT IN FUND  EXPENSE RATIO       EXPENSE RATIO
--------------------------------------------------------------------------------
PRECIOUS METALS FUND                      $67          0.55%               1.84%
--------------------------------------------------------------------------------
*Average Gold-Oriented Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
AS OF 1/31/2004        FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRECIOUS METALS FUND                                      SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
--------------------------------------------------------------------------------
AUSTRALIA (10.7%)
* WMC Resources Ltd.                                   9,250,000       $  36,747
  Rio Tinto Ltd.                                         900,000          24,391
*(1) Tanami Gold NL                                   17,170,000           3,005
* Equinox Resources Ltd.                               3,000,000             890
                                                                       ---------
                                                                          65,033
                                                                       ---------
CANADA (27.7%)
  Placer Dome Inc.--
    (Australia Shares)                                 3,150,000          48,785
  Aber Diamond Corp.                                   1,125,000          39,143
  Barrick Gold Corp.                                   1,550,000          30,571
* Meridian Gold Inc.                                   1,700,000          22,100
* First Quantum Minerals Ltd.                            990,000          11,423
  Placer Dome Inc.                                       600,000           9,430
* SouthernEra Resources Ltd.                           1,670,400           7,220
                                                                       ---------
                                                                         168,672
                                                                       ---------
GHANA (9.0%)
* Ashanti Goldfields Co., Ltd. GDR                     4,800,000          54,576
                                                                       ---------
PAPUA NEW GUINEA (3.3%)
  Lihir Gold Ltd.                                     20,000,000          19,787
* Bougainville Copper Ltd.                             2,000,000             411
                                                                       ---------
                                                                          20,198
                                                                       ---------
PERU (9.4%)
Compania de Minas
  Buenaventura S.A.u. ADR                              2,446,200          57,241
                                                                       ---------
RUSSIA (7.6%)
  Mining and Metallurgical
    Company Norilsk Nickel ADR                           650,000          46,351
                                                                       ---------
SOUTH AFRICA (21.5%)
  Impala Platinum Holdings
  Ltd. ADR                                             1,550,000          62,691
Anglo American
  Platinum Corp. Ltd. ADR                                750,000          34,789
AngloGold Ltd. ADR                                       800,000          32,264
Harmony Gold Mining Co.
  Ltd. ADR                                                50,000             764
                                                                       ---------
                                                                         130,508
                                                                       ---------
UNITED KINGDOM (7.1%)
  Lonmin PLC                                           2,125,000          43,360
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $333,711)                                      585,939
--------------------------------------------------------------------------------
PRECIOUS METALS (0.3%)
--------------------------------------------------------------------------------
* Platinum Bullion (2,009 ounces)
  (Cost $1,213)                                                            1,678
                                                                       ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            FACE          MARKET
                                                          AMOUNT          VALUE*
PRECIOUS METALS FUND                                       (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.02%, 2/2/2004                                        $17,013          17,013
  1.02%, 2/2/2004--Note F                                 37,071          37,071
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $54,084)                                                          54,084
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.5%)
  (Cost $389,008)                                                        641,701
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       5,680
Security Lending Collateral
  Payable to Brokers--Note F                                            (37,071)
Other Liabilities                                                        (2,000)
                                                                       ---------
                                                                        (33,391)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 39,793,762 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                             $608,310
================================================================================
NET ASSET VALUE PER SHARE                                                 $15.29
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $3,005,000.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $448,232          $11.27
Overdistributed Net
  Investment Income                                     (31,007)           (.78)
Accumulated Net Realized Losses                         (61,606)          (1.55)
Unrealized Appreciation (Depreciation)
  Investment Securities                                  252,693            6.35
  Foreign Currencies                                         (2)              --
--------------------------------------------------------------------------------
NET ASSETS                                              $608,310          $15.29
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            PRECIOUS METALS FUND
                                                     YEAR ENDED JANUARY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*+                                                          $  11,258
  Interest                                                                   314
  Security Lending                                                           272
--------------------------------------------------------------------------------
    Total Income                                                          11,844
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                         1,025
  The Vanguard Group--Note C
    Management and Administrative                                          1,808
    Marketing and Distribution                                                62
  Custodian Fees                                                              72
  Auditing Fees                                                               15
  Shareholders' Reports                                                       30
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses                                                         3,013
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      8,831
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold+                                             22,332
  Foreign Currencies                                                       (221)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  22,111
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  169,888
  Foreign Currencies                                                        (16)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         169,872
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $200,814
================================================================================
*Dividends are net of foreign withholding taxes of $450,000.
+There was no dividend income or realized net gain (loss) from affiliated companies of the fund.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           PRECIOUS METALS FUND
                                                          ----------------------
                                                          YEAR ENDED JANUARY 31,
                                                          ----------------------
                                                            2004            2003
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 8,831        $ 11,254
  Realized Net Gain (Loss)                                22,111          51,335
  Change in Unrealized Appreciation (Depreciation)       169,872          37,834
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
   Resulting from Operations                             200,814         100,423
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (36,332)        (23,081)
  Realized Capital Gain                                       --              --
--------------------------------------------------------------------------------
   Total Distributions                                  (36,332)        (23,081)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                      --         234,068
  Issued in Lieu of Cash Distributions                    33,737          21,343
  Redeemed*                                            (126,783)       (206,374)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
   Capital Share Transactions                           (93,046)          49,037
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              71,436          126,379
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    536,874         410,495
--------------------------------------------------------------------------------
  End of Period                                         $608,310        $536,874
================================================================================
1Shares Issued (Redeemed)
  Issued                                                      --          20,762
  Issued in Lieu of Cash Distributions                     2,170           2,033
  Redeemed                                              (10,108)        (19,166)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding            (7,938)           3,629
================================================================================
*Net of redemption fees of $81,000 and $933,000, respectively.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRECIOUS METALS FUND
----------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31,
                                                             ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.25      $9.31      $7.51      $7.67      $6.61
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .194        .25        .28        .22        .11
  Net Realized and Unrealized Gain (Loss) on Investments*     4.780       2.18       1.91      (.18)       1.05
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          4.974       2.43       2.19        .04       1.16
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.934)      (.49)      (.39)      (.20)      (.10)
  Distributions from Realized Capital Gains                      --         --         --         --         --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.934)      (.49)      (.39)      (.20)      (.10)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $15.29     $11.25      $9.31      $7.51      $7.67
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN**                                               44.07%     26.51%     30.05%      0.67%     17.49%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $608       $537       $410       $307       $341
  Ratio of Total Expenses to Average Net Assets               0.55%      0.60%      0.63%      0.65%      0.77%
  Ratio of Net Investment Income to Average Net Assets        1.61%      2.14%      3.45%      2.94%      1.42%
  Portfolio Turnover Rate                                       15%        43%        52%        17%        28%
================================================================================================================

*Includes increases from redemption fees of $0, $.02, $0, $0, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.







SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2004, the investment advisory fee represented an effective annual rate of 0.19% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the fund had contributed capital of $103,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2004, the fund realized net foreign currency losses of $221,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2004, the fund realized gains on the sale of passive foreign investment companies of $7,817,000, which were included in current and prior years' taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at January 31, 2004, was $29,843,000, including $30,636,000 that has been distributed and is reflected in the balance of overdistributed net investment income, less a reduction of $793,000 that will reduce taxable income and distributions for fiscal 2005.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2004, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

For tax purposes, at January 31, 2004, the fund had no ordinary income available for distribution. The fund had available realized losses of $17,094,000 to offset future net capital gains of $2,611,000 through January 31, 2007, $13,354,000 through January 31, 2008, and $1,129,000 through January 31, 2010.

At January 31, 2004, net unrealized appreciation of investment securities for tax purposes was $178,338,000, consisting of unrealized gains of $184,383,000 on securities that had risen in value since their purchase and $6,045,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

The fund had net unrealized foreign currency losses of $2,000 resulting from the translation of other assets and liabilities at January 31, 2004.

E. During the year ended January 31, 2004, the fund purchased $76,891,000 of investment securities and sold $212,589,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at January 31, 2004, was $36,275,000, for which the fund held cash collateral of $37,071,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Precious Metals Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals Fund (the "Fund") at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


March 8, 2004

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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                                       23

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                            [VANGUARD SHIP LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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TEXT TELEPHONE
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(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q530 032004

VANGUARD(R) HEALTH CARE FUND

JANUARY 31, 2004

ANNUAL REPORT

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------

CONTENTS

1 letter from the chairman
6 report from the advisor
8 fund profile
9 glossary of investment terms
10 performance summary
12 your fund's after-tax returns
13 about your fund's expenses
14 financial statements
26 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Health Care Fund returned 33.0% during the fiscal year ended January 31, 2004.
* The fund's returns were much better than the result of its benchmark (+18.7%), but fell short of the gains of its average mutual fund peer (+37.5%) and the broad U.S. stock market (+38.1%).
* Outstanding performances from a number of the fund's pharmaceutical and biotechnology holdings helped bolster returns.
--------------------------------------------------------------------------------
Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER  FROM  THE CHAIRMAN

FELLOW SHAREHOLDER,

For the fiscal year ended January 31, 2004, the Investor Shares of Vanguard Health Care Fund recorded a total return of 33.0%. The fund's performance was significantly better than that of its unmanaged benchmark, but lagged the results of its average mutual fund peer and the broad-based Wilshire 5000 Total Market Index.

[PICTURES OF JOHN J. BRENNAN]

-----------------------------------------------
2004 TOTAL RETURNS            FISCAL YEAR ENDED
                                     JANUARY 31
-----------------------------------------------
VANGUARD HEALTH CARE FUND
  Investor Shares                         33.0%
  Admiral Shares                          33.1
S&P Health Sector Index                   18.7
Average Health/Biotechnology Fund*        37.5
Wilshire 5000 Index                       38.1
-----------------------------------------------
*Derived from data provided by Lipper Inc.

The table at left presents the 12-month total returns (capital change plus reinvested distributions) for the fund's two share classes, as well as results for its comparative standards. Details on changes in net asset value and per-share distributions for each of the fund's share classes are shown in the table on page 5. If you hold the Health Care Fund in a taxable account, you may wish to see page 12 for a report on the fund's after-tax returns.

STOCKS GENERATED OUTSTANDING RETURNS

For the 12 months ended January 31, the broad U.S. stock market, as represented by the Wilshire 5000 Index, returned a remarkable 38.1%.

At the start of the period, investors were apprehensive. War with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

declined,  and  manufacturing  began to stir. In the quarter ended September 30,
the  U.S.   economy  grew  at  an  annualized   rate  of  8.2%;   estimates  put
fourth-quarter gross domestic product growth at about 4.0%.

With each piece of good news, the market's mood inched from cautious toward cavalier. For the full 12 months, the stock market's small-capitalization issues, as represented by the Russell 2000 Index, returned 58.0%--22.4 percentage points more than the Russell 1000 Index's large-cap stocks.

RISK WAS REWARDED IN THE BOND MARKET

The same behavior was apparent in the fixed income market. Demand for default-risk-free U.S. Treasuries was initially extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. By the fiscal year-end, however, the mood had changed. The Lehman Brothers High
Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a 12-month return of 27.2%, while investment-grade bonds, as measured by the Lehman Aggregate Bond Index, returned 4.9%.

Short-term interest rates were the fixed income market's one constant, remaining low--and lower--throughout the period. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

--------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED JANUARY 31, 2004
                                           -------------------------------------
                                                ONE         THREE          FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS

Russell 1000 Index (Large-caps)               35.6%         -4.2%         -0.5%
Russell 2000 Index (Small-caps)               58.0           6.0           7.8
Wilshire 5000 Index (Entire market)           38.1          -3.0           0.1
MSCI All Country World Index
 ex USA (International)                       48.9          -0.9           1.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    4.9%          7.3%          6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                    6.2           6.5           5.7
Citigroup 3-Month Treasury Bill Index          1.0           2.1           3.4
================================================================================
CPI
Consumer Price Index                           1.9%          1.9%          2.4%
--------------------------------------------------------------------------------

DESPITE SOME SHORTFALLS, IT WAS A YEAR OF SOLID GAINS FOR THE FUND

In a welcome reversal from the disappointing results of the past two fiscal years, the Health Care Fund's Investor Shares earned 33.0%-- an excellent result on an absolute basis. However, the fund's performance lagged the average return for its peers. As you know, the Health Care Fund maintains a broadly diversified portfolio of attractively valued health-related stocks that seem poised for earnings growth. During the past fiscal year, this focus on value kept the fund somewhat out of step with investors' preference for riskier stocks, particularly smaller biotechnology stocks.

Major pharmaceutical companies in the United States and overseas (which accounted for roughly 60% of the fund's holdings) produced impressive gains as a group, making the largest contribution to the portfolio's return. Despite difficulties such as the expiration of numerous patents and a slowdown in the pipeline of new drugs, both foreign and domestic drugmakers posted excellent results. The depreciation of the U.S. dollar lifted returns from drugmakers in international markets, where the advisor found attractive values and added to holdings. Several of the leading companies, including Pfizer, Aventis, and Bayer, saw their stock prices driven higher by strong sales, successful clinical trials, and federal approval of new products. The enactment of a $400 billion Medicare prescription plan also helped, fostering rallies in many pharmaceutical stocks during the fourth quarter.

Other groups that contributed substantially to the fund's return were manufacturers of medical equipment and providers of health insurance. The advisor's stock selections in these groups appreciated handsomely as a result of the success of newly developed products and favorable business conditions in the insurance arena.

--------------------------------------------------------------------------------
In a welcome rebound that followed two fiscal years of poor returns, the fund's Investor Shares posted an excellent total return of 33.0%. Outstanding performances from several holdings in pharmaceuticals, biotechnology, medical supplies, and insurance providers contributed significantly to the fund's success.
--------------------------------------------------------------------------------

Relative to competitors, the fund's limited commitment to biotechnology stocks was its primary weakness during the period. When speculative biotech stocks are leading the pack, your fund is apt to fall short of its peers. Although the portfolio held several major biotech players, such as Amgen, Genentech, and Genzyme--all of which yielded outstanding returns--the advisor stayed away from smaller, more volatile companies. The fund's peers typically have a much greater concentration in biotech stocks, and therefore profit when such risk-taking is rewarded.

THE FUND HAS ESTABLISHED AN EXCEPTIONAL LONG-TERM RECORD

The Health Care Fund's conservative approach to investing in its potentially volatile sector has served its shareholders well over the years. Over the past decade, the fund has returned a stellar 20.0% a year, on average--3.3 percentage points more than its benchmark index and 6.3 percentage points more than its average peer. The table at left shows that a hypothetical investment of $25,000 made in your fund on January 31, 1994, would have grown to $155,289 over the subsequent ten years. That is $65,257--or nearly 73%--more than the ending value of a comparable investment in the average peer fund. In other words, the Health Care Fund's superiority over its peer-group average amounted to more than twice the original investment. Remarkable!

-----------------------------------------------------------------
TOTAL RETURNS                                     TEN YEARS ENDED
                                                 JANUARY 31, 2004
-----------------------------------------------------------------
                                     AVERAGE       FINAL VALUE OF
                                      ANNUAL            A $25,000
                                      RETURN   INITIAL INVESTMENT
-----------------------------------------------------------------
Vanguard Health Care Fund
  Investor Shares                       20.0%            $155,289

S&P Health Sector Index                 16.7              117,273
Average Health/ Biotechnology Fund      13.7               90,032
Wilshire 5000 Index                     10.5               67,767
-----------------------------------------------------------------

Although the fund's cost advantage relative to peers hasn't been a major factor in its long-term outperformance--the primary contributor has been the skill of the advisor, Wellington Management Company--our low costs have nevertheless benefited shareholders. All things equal, lower costs equate to higher returns. For a comparison of your fund's costs with the average cost of its competitors, see page 13.

ALWAYS HAVE PATIENCE AND A PLAN

After two "down" years for the fund, I am pleased to be writing about an "up" year again. Whether the fund's performance--or that of the financial markets, for that matter--is up or down, though, the message we offer to investors remains the same: The keys to successful long-term investing are balance, diversification, and low costs. If you make these principles the foundation of your investment plan, you'll be positioned to survive--and ultimately thrive--whatever may occur. For investors who are patient and comfortable with the added risks involved, a small commitment of assets to a sector-specific fund, such as Vanguard Health Care Fund, can be useful.

Unfortunately, although the past year brought financial rewards to many investors, it also brought disappointment and a sense of disbelief.

The reports of late trading and market-timing at some competing investment management firms have been as disturbing to us as they no doubt have been to you. I want to close this letter with an assurance that Vanguard has long had policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity working within a client-owned corporate structure that aligns our day-to-day efforts with your long-term financial goals.

Thank you for investing your assets with Vanguard.



Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 10, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE JANUARY 31, 2003-JANUARY 31, 2004

                                                    DISTRIBUTIONS PER SHARE
                                                  ------------------------------
                        STARTING          ENDING           INCOME       CAPITAL
                     SHARE PRICE     SHARE PRICE        DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares          $94.35         $124.29           $0.995        $0.103
 Admiral Shares            39.80           52.44            0.460         0.043
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

The Investor Shares of Vanguard Health Care Fund advanced 33.0% for the fiscal year ended January 31, 2004. This compared favorably with the 18.7% return of the Standard & Poor's Health Sector Index but trailed the result of the average health/biotechnology fund, up 37.5%.

THE INVESTMENT ENVIRONMENT

The  fiscal  year was  marked by  substantially  better  market  performance  in
small-capitalization   stocks  than  in  large-caps.  Our  results  relative  to
benchmarks reflected this situation. The Health Care Fund, which holds both large-cap and mid-cap stocks, did dramatically better than the S&P Health Sector Index, which consists predominantly of large-caps. At the same time, we trailed the average return of the health/biotechnology peer group, which includes many funds that concentrate on small-cap biotechnology companies.

A second major influence on performance during the period was the weakness in the U.S. dollar. This boosted the returns from many of our international stocks.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.
--------------------------------------------------------------------------------

OUR SUCCESSES

Three of the fund's  leading  contributors  in fiscal  2004 were  international:
Aventis, AstraZeneca, and Roche. Among industry sectors, the biggest boost came from biotechnology, where Genentech, Genzyme, and Gilead were major contributors.

OUR SHORTFALLS

The major pharmaceutical companies were weak as a group, largely because of patent issues that affected some companies' results in the fiscal year. Schering-Plough and Merck were disappointments for us. And, although international stocks were strong overall, our Japanese stocks generally underperformed.

THE FUND'S POSITIONING

Our basic strategy is to remain diversified across all health care subsectors, gradually buying into weakness and selling into strength. During the past 12 months, we added considerably to our holdings in the drug distribution group and in large-cap companies that have lagged the market.

We believe that the health care sector is fairly valued at present and that no obvious extremes exist in its subsectors. We expect modest growth this year, and we continue to believe that the health care sector is very positively positioned for the long-term investor.

EDWARD P. OWENS, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 17, 2004






--------------------------------------------------------------------------------
PORTFOLIO CHANGES                            FISCAL YEAR ENDED JANUARY 31, 2004

ADDITIONS                  COMMENTS
--------------------------------------------------------------------------------
AmerisourceBergen          Drug distributors are cheap.
--------------------------------------------------------------------------------
Cardinal Health            Drug distributors are cheap.
--------------------------------------------------------------------------------
Medtronic                  Valuation has improved notably.
--------------------------------------------------------------------------------
Novartis                   Excellent fundamentals.
================================================================================
REDUCTIONS
Amersham                   Acquired by General Electric.
--------------------------------------------------------------------------------
Pfizer                     Still the largest fund holding.
--------------------------------------------------------------------------------
Schering-Plough            Disappointment in market for its hepatitis treatment.

--------------------------------------------------------------------------------
St. Jude Medical           Trimmed as a result of strong performance.
--------------------------------------------------------------------------------

                                                      SEE PAGE 14 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE                                                     As of 1/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with a broad market index. Key terms are defined on page 9.


HEALTH CARE FUND
------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           BROAD
                           FUND           INDEX*
------------------------------------------------
Number of Stocks            103            5,190
Median Market Cap        $27.0B           $28.0B
Price/Earnings Ratio      26.0x            25.4x
Price/Book Ratio           3.6x             3.1x
Yield                                       1.5%
  Investor Shares          0.8%
  Admiral Shares           0.9%
Return on Equity          20.3%            15.8%
Earnings Growth Rate      12.7%             5.2%
Foreign Holdings          28.5%             0.9%
Turnover Rate               13%               --
Expense Ratio                                 --
  Investor Shares         0.28%
  Admiral Shares          0.19%
Short-Term Reserves          7%               --
------------------------------------------------

------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer Inc.                                 7.0%
Aventis SA                                  4.9
Eli Lilly & Co.                             3.2
Roche Holdings AG                           3.0
Forest Laboratories, Inc.                   2.9
Cardinal Health, Inc.                       2.9
Amgen, Inc.                                 2.8
Novartis AG (Registered)                    2.7
Schering-Plough Corp.                       2.5
Abbott Laboratories                         2.2
------------------------------------------------
Top Ten                                    34.1%
------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------
INVESTMENT FOCUS

STYLE                    Growth
MARKET CAP                Large
-------------------------------

-----------------------------------------------------
VOLATILITY MEASURES
                                                BROAD
                               FUND            INDEX*
-----------------------------------------------------
R-Squared                      0.62              1.00
Beta                           0.49              1.00
-----------------------------------------------------

----------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Biotech Research & Production               9%
Consumer Discretionary                      0
Consumer Staples                            2
Drugs & Pharmaceuticals                    32
Electronics--Medical Systems                2
Financial Services                          0
Health & Personal Care                      3
Health Care Facilities                      3
Health Care Management Services             5
International                              28
Materials & Processing                      1
Medical & Dental Instruments & Supplies     6
Medical Services                            1
Producer Durables                           1
Technology                                  0
----------------------------------------------
Short-Term Reserves                         7%
----------------------------------------------
*Wilshire 5000 Index.

                                             VISIT OUR  WEBSITE AT  VANGUARD.COM
                                     FOR  REGULARLY  UPDATED  FUND  INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              As of 1/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


HEALTH CARE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

               HEALTH CARE FUND      WILSHIRE      S&P HEALTH    AVERAGE HEALTH/
               INVESTOR SHARES*    5000 INDEX    SECTOR INDEX BIOTECHNOLOGY FUND

   199401                 25000         25000           25000              25000
   199404                 23008         23557           23064              22647
   199407                 23565         23838           24154              22098
   199410                 26481         24807           27842              24995
   199501                 27447         24744           30242              25615
   199504                 29249         27064           32422              26735
   199507                 32453         30062           36041              29713
   199510                 34847         31196           40055              32434
   199601                 39928         33934           46633              38097
   199604                 42297         35768           45092              39605
   199607                 40999         34477           45801              35338
   199610                 43255         37999           51896              38635
   199701                 48171         42204           59737              42856
   199704                 49381         42077           61056              39953
   199707                 58347         50751           72387              47215
   199710                 57977         50003           71107              49337
   199801                 61357         52880           82774              50051
   199804                 69941         60276           92600              55783
   199807                 71810         59399           97975              52754
   199810                 75961         57399          100820              51992
   199901                 84301         67304          112138              59020
   199904                 85102         70597          109283              56731
   199907                 86524         70297          104812              58805
   199910                 86853         72135          112133              59270
   200001                 93212         76882          108936              76112
   200004                105431         78935          111056              83231
   200007                118975         77915          119199              95769
   200010                133291         77979          130049             107416
   200101                133641         74211          127756              99121
   200104                130513         67806          121539              92161
   200107                135504         66222          123190              91622
   200110                131251         58066          120232              88500
   200201                132163         62840          121053              87286
   200204                136058         61105          114242              81646
   200207                121151         51610           99687              67352
   200210                118890         50279          100100              66242
   200301                116769         49088           98820              65473
   200304                122315         52804          103884              71399
   200307                134832         58227          108821              80445
   200310                137955         62566          106026              80279
   200401                155289         67767          117273              90032
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED JANUARY 31, 2004
                              -------------------------------------  FINAL VALUE
                                     ONE        FIVE       TEN      OF A $25,000
                                    YEAR       YEARS     YEARS        INVESTMENT
--------------------------------------------------------------------------------
Health Care Fund
  Investor Shares*                31.67%      13.00%    20.04%          $155,289
Wilshire 5000 Index               38.05        0.14     10.49             67,767
S&P Health Sector Index           18.67        0.90     16.71            117,273
Average Health/
  Biotechnology Fund**            37.51        8.81     13.67             90,032
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                     ONE           SINCE           OF A $250,000
                                    YEAR      INCEPTION+              INVESTMENT
--------------------------------------------------------------------------------
Health Care Fund Admiral Shares*  31.80%            7.79%               $295,247
Wilshire 5000 Index               38.05             4.84                 277,634
S&P Health Sector Index           18.67            -1.81                 240,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004

                        HEALTH CARE FUND               S&P HEALTH
                        INVESTOR SHARES*               SECTOR INDEX

1995                         9.8                          21.0
1996                        45.5                          54.2
1997                        20.6                          28.1
1998                        27.4                          38.6
1999                        37.4                          35.5
2000                        10.6                          -2.9
2001                        43.4                          17.3
2002                        -1.1                          -5.2
2003                       -11.6                         -18.4
2004                        33.0                          18.7
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.
**Derived from data provided by Lipper Inc.
+November 12, 2001.
NOTE: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
                                                                   TEN YEARS
                                          ONE       FIVE  ----------------------
                 INCEPTION DATE          YEAR      YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares      5/23/1984        26.58%     12.42%   18.91%   1.25% 20.16%
  Fee-Adjusted Returns*                25.33      12.42    18.91    1.25  20.16
 Admiral Shares      11/12/2001        26.69      7.02**      --      --     --
  Fee-Adjusted Returns*                25.43      6.58**      --      --     --
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED JANUARY 31, 2004

                                         ONE YEAR    FIVE YEARS       TEN YEARS
                                    --------------------------------------------

HEALTH CARE FUND INVESTOR SHARES*
  Returns Before Taxes                     31.67%        13.00%           20.04%
  Returns After Taxes on Distributions     31.49         11.15            18.20
  Returns After Taxes on Distributions
   and Sale of Fund Shares                 20.82         10.48            17.19
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                       COST OF $10,000                FUND           PEER GROUP*
                    INVESTMENT IN FUND       EXPENSE RATIO         EXPENSE RATIO
--------------------------------------------------------------------------------
HEALTH CARE FUND
  Investor Shares                  $33               0.28%                 1.96%
  Admiral Shares                    22               0.19                    --
--------------------------------------------------------------------------------
*Average Health/Biotechnology Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 1/31/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
HEALTH CARE FUND                                    SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
--------------------------------------------------------------------------------
UNITED STATES (63.2%)
--------------------------------------------------------------------------------
BIOTECH RESEARCH & Production (9.2%)
*   Amgen, Inc.                                  8,923,828          $    575,498
*   Genzyme Corp.- General Division              7,401,240               405,958
*   Genentech, Inc.                              3,400,000               324,700
*   Biogen Idec Inc.                             4,778,600               204,476
*(1)Cephalon, Inc.                               3,430,800               188,076
    Baxter International, Inc.                   5,000,000               145,750
*   Millennium Pharmaceuticals, Inc.             3,000,000                52,920
*   Human Genome Sciences, Inc.                  1,938,500                26,732
                                                                    ------------
                                                                    $  1,924,110
                                                                    ------------
CONSUMER DISCRETIONARY (0.2%)
    Kimberly-Clark Corp.                           676,300                39,942
                                                                    ------------
CONSUMER STAPLES (2.1%)
    CVS Corp.                                   11,500,900               410,812
    Colgate-Palmolive Co.                          421,000                21,585
                                                                    ------------
                                                                    $    432,397
                                                                    ------------
DRUGS & PHARMACEUTICALS (30.7%)
    Pfizer Inc.                                 39,780,070             1,457,144
    Eli Lilly & Co.                              9,716,600               661,117
*   Forest Laboratories, Inc.                    8,202,000               610,967
    Cardinal Health, Inc.                        9,501,408               609,135
    Schering-Plough Corp.                       30,000,000               526,200
    Abbott Laboratories                         10,780,700               464,433
    Wyeth                                       10,684,900               437,547
*   Gilead Sciences, Inc.                        6,149,924               337,446
    Merck & Co., Inc.                            6,290,000               299,404
    AmerisourceBergen Corp.                      5,191,880               285,813
    Allergan, Inc.                               3,044,100               252,204
*   King Pharmaceuticals, Inc.                   6,517,400               108,710
    Johnson & Johnson                            2,000,000               106,840
(1) Perrigo Co.                                  5,322,320                88,723
*   Watson Pharmaceuticals, Inc.                 1,289,200                59,961
*   Vertex Pharmaceuticals, Inc.                 3,755,400                37,216
    Bristol-Myers Squibb Co.                     1,075,800                30,176
    Alpharma, Inc. Class A                         748,313                16,253
    Mylan Laboratories, Inc.                       500,000                12,195
                                                                    ------------
                                                                    $  6,401,484
                                                                    ------------
ELECTRONICS--MEDICAL SYSTEMS (1.9%)
    Medtronic, Inc.                              6,500,000               319,930
*(1)Haemonetics Corp.                            1,883,900                53,691
    Datascope Corp.                                342,100                11,922
(1) E-Z-EM, Inc.                                   523,602                 7,859
                                                                    ------------
                                                                    $    393,402
                                                                    ------------
FINANCIAL SERVICES (0.5%)
    CIGNA Corp.                                  1,600,700                99,275
    NDCHealth Corp.                                181,800                 5,130
                                                                    ------------
                                                                    $    104,405
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
HEALTH CARE FUND                                    SHARES                 (000)
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (3.1%)
(1) McKesson Corp.                              15,612,550          $    458,697
*   Medco Health Solutions, Inc.                 2,258,574                83,228
*   Anthem, Inc.                                   905,500                74,052
*   IDX Systems Corp.                              909,200                26,630
                                                                    ------------
                                                                    $    642,607
                                                                    ------------
HEALTH CARE FACILITIES (3.0%)
    HCA Inc.                                     6,767,620               303,866
    Quest Diagnostics, Inc.                      2,150,000               182,750
*   Laboratory Corp. of America Holdings         2,967,360               126,706
*   LifePoint Hospitals, Inc.                      460,715                15,899
                                                                    ------------
                                                                    $    629,221
                                                                    ------------
HEALTH CARE MANAGEMENT SERVICES (4.6%)
    Aetna Inc.                                   4,350,200               304,514
*(1)Humana Inc.                                  9,995,000               233,183
    IMS Health, Inc.                             8,547,400               219,925
*(1)Cerner Corp.                                 2,680,100               105,060
    Universal Health Services Class B              900,000                49,428
*   Pediatrix Medical Group, Inc.                  348,100                20,468
*   Health Net Inc.                                500,000                16,650
*   American Medical Security Group, Inc.          300,000                 7,215
                                                                    ------------
                                                                    $    956,443
                                                                    ------------

MATERIALS & PROCESSING (0.8%)
    Sigma-Aldrich Corp.                          2,750,000               161,123

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (5.5%)
    Becton, Dickinson & Co.                      8,451,800               380,838
    Beckman Coulter, Inc.                        2,776,600               151,352
(1) Bausch & Lomb, Inc.                          2,700,000               145,125
*   St. Jude Medical, Inc.                       1,700,000               122,145
    Biomet, Inc.                                 2,651,925               102,523
    Guidant Corp.                                1,000,000                63,880
    DENTSPLY International Inc.                  1,442,700                60,593
(1) Owens & Minor, Inc. Holding Co.              2,260,000                51,867
*   Ventana Medical Systems, Inc.                  614,400                27,120
*   STERIS Corp.                                   850,000                21,505
*   Advanced Medical Optics, Inc.                  676,466                15,484
*   Viasys Healthcare Inc.                         482,130                11,455
                                                                    ------------
                                                                    $  1,153,887
                                                                    ------------

MEDICAL SERVICES (0.9%)
*   Coventry Health Care Inc.                    2,450,000               162,435
*(1)PAREXEL International Corp.                  1,570,200                27,086
                                                                    ------------
                                                                    $    189,521
                                                                    ------------
PRODUCER DURABLES (0.7%)
*   Thermo Electron Corp.                        3,000,000                83,610
    Pall Corp.                                   2,154,600                56,020
                                                                    ------------
                                                                    $    139,630
                                                                    ------------

TECHNOLOGY
*   Varian, Inc.                                   253,000          $     10,120
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES 13,178,292
--------------------------------------------------------------------------------
INTERNATIONAL (28.5%)
--------------------------------------------------------------------------------
BELGIUM (0.4%)
    UCB SA                                       1,933,593          $     76,891

CANADA (0.2%)
    Axcan Pharma Inc.                            1,356,900                24,244
*   Biovail Corp.                                1,015,600                22,516
                                                                    ------------
                                                                    $     46,760
                                                                    ------------

DENMARK (0.1%)
    Novo Nordisk A/S B Shares                      700,000          $     27,841
                                                                    ------------

FRANCE (6.3%)
    Aventis SA                                  11,675,168               910,128
    Sanofi-Synthelabo SA                         4,199,623               298,423
    Aventis SA ADR                               1,317,815               102,921
                                                                    ------------
                                                                    $  1,311,472
                                                                    ------------
GERMANY (1.8%)
    Bayer AG                                     7,944,656               240,622
    Schering AG                                  1,440,410                75,496
    Bayer AG ADR                                 1,771,500                54,013
    Fresenius Medical
    Care Pfd. ADR                                  645,400                 9,649
                                                                    ------------
                                                                    $    379,780
                                                                    ------------
JAPAN (6.3%)
    Fujisawa Pharmaceutical Co., Ltd.           13,501,000               288,897
    Eisai Co., Ltd.                              8,306,000               218,930
    Chugai Pharmaceutical Co., Ltd.              8,834,500               139,299
    Yamanouchi Pharmaceuticals Co., Ltd.         4,380,000               139,035
    Shionogi & Co., Ltd.                         7,231,000               124,604
    Takeda Chemical Industries Ltd.              2,900,000               120,548
    Sankyo Co., Ltd.                             5,950,000               119,731
    Daiichi Pharmaceutical Co., Ltd.             3,300,000                58,081
    Tanabe Seiyaku Co., Ltd.                     6,850,000                55,460
    Ono Pharmaceutical Co., Ltd.                   963,000                38,211
                                                                    ------------
                                                                    $  1,302,796
                                                                    ------------
NETHERLANS (0.5%)
    Akzo Nobel NV                                2,400,000                98,092

SWEDEN (0.6%)
    Gambro AB A Shares                           7,531,120                66,559
    Gambro AB B Shares                           7,314,580                64,645
                                                                    ------------
                                                                    $    131,204
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
HEALTH CARE FUND                                    SHARES                 (000)
--------------------------------------------------------------------------------
SWITZERLAND (6.7%)
    Roche Holdings AG                            6,123,977          $    619,492
    Novartis AG (Registered)                    12,619,880               567,214
    Alcon, Inc.                                  1,659,600               106,231
    Serono SA Class B                              125,198                96,054
                                                                    ------------
                                                                    $  1,388,991
                                                                    ------------

UNITED KINGDOM (5.6%)
    AstraZeneca Group PLC                        8,431,500               399,337
    AstraZeneca Group PLC ADR                    7,581,772               365,972
    GlaxoSmithKline PLC ADR                      6,068,881               267,031
    Amersham PLC                                 7,865,820               113,252
*   Shire Pharmaceuticals Group PLC              2,700,000                26,048
                                                                    ------------
                                                                    $  1,171,640
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                 $  5,935,467
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $12,556,661)                              $ 19,113,759
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.7%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.5%)
Federal National Mortgage Assn.**
    1.08%, 2/25/2004                              $ 75,000          $     74,952
    1.05%, 3/10/2004                                21,200                21,178
                                                                    ------------
                                                                    $     96,130
                                                                    ------------

COMMERCIAL PAPER (2.0%)
General Electric Capital CP
    1.09%, 2/12/2004                               210,000               209,942
    1.03%, 3/26/2004                               210,000               209,689
                                                                    ------------
                                                                    $    419,631
                                                                    ------------

REPURCHASE AGREEMENTS (6.2%)
ABN AMRO, Inc.
    1.03%, 2/2/2004
    (Dated 1/30/2004,
    Repurchase Value $25,002,000,
    collateralized by Federal Home
    Loan Mortgage Corporation,
    0.00%, 2/12/2004)                               25,000                25,000
DEUTSCHE BANK SECURITIES INC.
    1.03%, 2/2/2004
    (Dated 1/30/2004,
    Repurchase Value $444,938,000,
    collateralized by Federal Home
    Loan Mortgage Corporation,
    0.00%-4.875%, 2/26/2004-
    3/15/2007)                                     444,900               444,900
GOLDMAN SACHS & Co.
    1.04%, 2/2/2004
    (Dated 1/30/2004,
    Repurchase Value $454,739,000,
    collateralized by Federal National
    Mortgage Association,
    4.50%-10.50%, 8/1/2008-
    2/1/2034, Federal Home Loan
    Mortgage Corporation, 3.50%-
    9.50%, 3/1/2007-8/1/2033)                     $454,700               454,700
J.P. MORGAN SECURITIES INC.
    1.04%, 2/2/2004
    (Dated 1/30/2004,
    Repurchase Value $88,008,000,
    collateralized by Federal National
    Mortgage Association, 4.00%-
    9.00%, 5/1/2004-2/1/2034)                       88,000                88,000
BNP PARIBAS SECURITIES CORP.
    1.03%, 2/2/2004
    (Dated 1/30/2004,
    Repurchase Value $14,101,000,
    collateralized by Federal Home
    Loan Mortgage Corporation,
    5.375%, 5/15/2006)                              14,100                14,100
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.02%, 2/2/2004--Note G                        267,624               267,624
                                                                    ------------
                                                                    $  1,294,324
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,810,053)                  $  1,810,085
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (Cost $14,366,714)                       $ 20,923,844
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.4%)                               (92,270)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $ 20,831,574
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing securities.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,359,367,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                               $ 20,923,844
  Receivables for Investment Securities Sold                             194,925
  Other Assets--Note C                                                    28,385
                                                                    ------------
    Total Assets                                                    $ 21,147,154
                                                                    ------------
LIABILITIES
  Security Lending Collateral
  Payable to Brokers--Note G                                             267,624
  Other Liabilities                                                       47,956
                                                                    ------------
    Total Liabilities                                               $    315,580
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $20,831,574
================================================================================



--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $14,160,810
Overdistributed Net Investment Income                                   (21,737)
Accumulated Net Realized Gains                                          135,113
Unrealized Appreciation
  Investment Securities                                               6,557,130
  Foreign Currencies                                                        258
--------------------------------------------------------------------------------
    NET ASSETS                                                      $20,831,574
================================================================================
Investor Shares--Net Assets
Applicable to 147,556,675 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                       $18,339,646
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                         $    124.29
================================================================================
Admiral Shares--Net Assets
Applicable to 47,515,753 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                       $ 2,491,928
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                          $     52.44
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                HEALTH CARE FUND
                                                     YEAR ENDED JANUARY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*+                                                       $   186,806
  Interest                                                               15,699
  Security Lending                                                        2,088
--------------------------------------------------------------------------------
    Total Income                                                    $   204,593
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B                                         10,298
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      30,962
    Admiral Shares                                                        2,229
  Marketing and Distribution
    Investor Shares                                                       1,621
    Admiral Shares                                                          173
Custodian Fees                                                            1,390
Auditing Fees                                                                14
Shareholders' Reports
  Investor Shares                                                           390
  Admiral Shares                                                              7
Trustees' Fees and Expenses                                                  20
--------------------------------------------------------------------------------
    Total Expenses                                                       47,104
    Expenses Paid Indirectly--Note D                                     (1,431)
--------------------------------------------------------------------------------
  Net Expenses                                                      $    45,673
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   158,920
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold+                                           144,384
  Foreign Currencies                                                      1,127
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                145,511
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               4,740,080
  Foreign Currencies                                                        159
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      4,740,239
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 5,044,670
================================================================================
*Dividends are net of foreign withholding taxes of $7,819,000.
+Dividend income and realized net gain (loss) from affiliated companies were $15,071,000 and $63,073,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                             HEALTH CARE FUND
                                                        ------------------------
                                                         YEAR ENDED JANUARY 31,
--------------------------------------------------------------------------------
                                                         2004               2003
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $ 158,920       $   143,405
  Realized Net Gain (Loss)                            145,511           982,753
  Change in Unrealized Appreciation (Depreciation)  4,740,239        (3,242,938)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       5,044,670        (2,116,780)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                  (144,322)         (128,208)
    Admiral Shares                                    (20,948)          (16,453)
Realized Capital Gain*
    Investor Shares                                   (14,623)         (876,717)
    Admiral Shares                                     (1,758)         (103,443)
--------------------------------------------------------------------------------
  Total Distributions                                (181,651)       (1,124,821)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                     521,871           421,156
  Admiral Shares                                      320,310           335,369
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                                842,181           756,525
--------------------------------------------------------------------------------
    Total Increase (Decrease)                       5,705,200        (2,485,076)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              15,126,374        17,611,450
--------------------------------------------------------------------------------
  End of Period                                   $20,831,574       $15,126,374
================================================================================
*Includes short-term gain distributions totaling $0 and $618,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

HEALTH CARE FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004         2003        2002       2001        2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 94.35      $115.01     $123.04    $ 98.83     $97.32
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .960         .947        .980       1.16        .92
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                       30.078      (14.124)     (2.516)     40.05       8.70
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      31.038      (13.177)     (1.536)     41.21       9.62
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.995)       (.955)     (1.030)     (1.07)      (.97)
  Distributions from Realized Capital Gains                (.103)      (6.528)     (5.464)    (15.93)     (7.14)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (1.098)      (7.483)     (6.494)    (17.00)     (8.11)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $124.29      $ 94.35     $115.01   $ 123.04     $98.83
================================================================================================================

TOTAL RETURN**                                            32.99%      -11.65%      -1.11%     43.37%     10.57%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $     18,340   $   13,506   $  15,981   $ 17,242  $  10,726
  Ratio of Total Expenses to Average Net Assets            0.28%        0.29%       0.31%      0.34%      0.41%
  Ratio of Net Investment Income to Average Net Assets     0.91%        0.86%       0.84%      1.03%      0.92%
  Portfolio Turnover Rate                                    13%          25%         13%        21%        27%
================================================================================================================
*Includes increases from redemption fees of $.02, $.04, $.03, $.01, and $.03.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares  purchased prior to April 19, 1999).

HEALTH CARE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                        NOV. 12,
                                                      YEAR ENDED        2001* TO
                                                     JANUARY 31,        JAN. 31,
                                                    ---------------  -----------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2004       2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 39.80     $48.52      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .447       .436        .066
  Net Realized and Unrealized Gain (Loss)
    on Investments**                              12.696     (5.963)       .542
--------------------------------------------------------------------------------
    Total from Investment Operations              13.143     (5.527)       .608
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.460)     (.438)      (.390)
  Distributions from Realized Capital Gains        (.043)    (2.755)     (1.698)
--------------------------------------------------------------------------------
    Total Distributions                            (.503)    (3.193)     (2.088)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 52.44    $ 39.80     $ 48.52
================================================================================

TOTAL RETURN+                                     33.12%    -11.58%       1.23%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $ 2,492    $ 1,620     $ 1,631
  Ratio of Total Expenses to Average Net Assets    0.19%      0.22%     0.23%++
  Ratio of Net Investment Income
    to Average Net Assets                          0.98%      0.93%     0.50%++
  Portfolio Turnover Rate                            13%        25%         13%
================================================================================
*Inception.
**Includes increases from redemption fees of $.01, $.02, and $.01.
+Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
++Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in

Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2004, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the fund had contributed capital of $3,079,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 3.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $1,419,000 and $12,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2004, the fund realized net foreign currency gains of $1,127,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,554,000 from undistributed net investment income, and $2,129,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2004, the fund had $44,806,000 of ordinary income and $90,902,000 of long-term capital gains available for distribution.

At January 31, 2004, net unrealized appreciation of investment securities for tax purposes was $6,557,130,000, consisting of unrealized gains of $6,761,974,000 on securities that had risen in value since their purchase and $204,844,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency gains of $258,000 resulting from the translation of other assets and liabilities at January 31, 2004.

F. During the year ended January 31, 2004, the fund purchased $2,643,332,000 of investment securities and sold $2,080,837,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at January 31, 2004, was $260,234,000, for which the fund held cash collateral of $267,624,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


H. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                -------------------------------------------
                                                           2004                 2003
                                                ---------------------   -------------------
                                                  AMOUNT       SHARES     AMOUNT     SHARES
                                                   (000)        (000)      (000)      (000)
-------------------------------------------------------------------------------------------
Investor Shares
  Issued                                      $1,962,989       18,046 $1,629,094    14,967
  Issued In Lieu of Cash Distributions           151,019        1,309    959,018     9,823
  Redeemed*                                   (1,592,137)     (14,955)(2,166,956)  (20,587)
                                              ---------------------------------------------
    Net Increase (Decrease)--Investor Shares     521,871        4,400    421,156     4,203
                                              ---------------------------------------------
Admiral Shares
  Issued                                         482,596       10,475    454,490     9,715
  Issued In Lieu of Cash
    Distributions                                 19,979          410    107,102     2,604
  Redeemed*                                     (182,265)      (4,075)  (226,223)   (5,222)
                                              ---------------------------------------------
  Net Increase (Decrease)--Admiral Shares        320,310        6,810    335,369     7,097
-------------------------------------------------------------------------------------------
*Net of  redemption  fees  of  $3,825,000  and  $5,809,000,  respectively  (fund totals).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets (and the statement of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (the "Fund") at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

MARCH 1, 2004



--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD HEALTH CARE FUND

This information for the fiscal year ended January 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,813,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

For corporate shareholders, 55.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund is provided to individual shareholders on their Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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control of your own  investments.  Vanguard.com  was built for you--and it keeps
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RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

*    Determine what asset  allocation  might best suit your needs--by taking our
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     education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
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INVEST AND MANAGE ACCOUNTS WITH EASE

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*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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                                       26

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q520 032004

VANGUARD(R) REIT INDEX FUND

JANUARY 31, 2004

ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1 letter from the chairman
6 fund profile
7 glossary of investment terms
8 performance summary
10 your fund's after-tax returns
11 about your fund's expenses
12 financial statements
--------------------------------------------------------------------------------
SUMMARY

* During the 12 months ended January 31, 2004, the Investor Shares of Vanguard REIT Index Fund posted a remarkable return of 45.4%

* Stocks soared on the strength of good economic news, an upswing in corporate profits, and a shift in investor sentiment.

* Real estate investment trusts outperformed the broad market by a healthy margin, benefiting from both the eco-nomic expansion and the low-interest-rate environment, which increased the allure of the relatively high yields offered by REITs.

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER  FROM  THE CHAIRMAN

FELLOW SHAREHOLDER,

The 12 months ended January 31, 2004, were terrific for stocks in general, but especially for those of real estate investment trusts. The Investor Shares of Vanguard REIT Index Fund returned an excellent 45.4%, ahead of the return of the broad U.S. stock market but a bit short of the return of the fund's target index.

[PICTURES OF JOHN J. BRENNAN]

----------------------------------------------------
2004 TOTAL RETURNS                 FISCAL YEAR ENDED
                                          JANUARY 31
----------------------------------------------------
VANGUARD REIT INDEX FUND
  Investor Shares                              45.4%
  Admiral Shares                               45.6
Institutional Shares*                           6.5
Morgan Stanley REIT Index                      46.8
Average Real Estate Fund**                     45.5
Target REIT CompositeY                         45.7
Wilshire 5000 Index                            38.1
----------------------------------------------------
*Return since inception on December 2, 2003.
**Derived from data provided by Lipper Inc.
+The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

The adjacent table shows the total returns (capital change plus reinvested distributions) for all three of the fund's share classes--including the recently introduced Institutional Shares--along with the fund's comparative measures and the overall stock market, as represented by the Wilshire 5000 Total Market Index. Details of the fund's returns appear in the table on page 5.

On January 31, the Investor Shares yielded 5.3%, and the Admiral and Institutional Shares yielded 5.4%. For both classes of shares, these yields were well below their respective levels of 7.4% and 7.5% at the start of the fiscal year because of the tremendous capital appreciation of the fund. (These figures include some payments that represent a return of capital by the underlying REITs, an amount that is determined by each REIT at the end of its fiscal year.)

If you own the fund in a taxable account, you may wish to see page 10 for a report on the fund's after-tax returns.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

INSTITUTIONAL SHARES
This class of shares also carries low expenses and is available for a minimum investment of $10 million.
--------------------------------------------------------------------------------

STOCKS GENERATED OUTSTANDING RETURNS IN THE FISCAL YEAR

For the 12 months ended January 31, the Wilshire 5000 Index returned a remarkable 38.1%. Even more impressive was that REITs outperformed the broad market for the fourth consecutive year.

At the start of the period, investors were apprehensive. War with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had begun and successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate declined, and manufacturing began to stir. In the quarter ended September 30, the U.S. economy grew at an annualized rate of 8.2%; estimates put fourth-quarter gross domestic product growth at about 4.0%.

With each piece of good news,  the stock  market's  mood  inched  from  cautious
toward   cavalier.   For  the  full  12  months,   small-capitalization   stocks
outperformed  large-cap  stocks  by more  than 20  percentage  points.

--------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED JANUARY 31, 2004
                                           -------------------------------------
                                                ONE         THREE          FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS

Russell 1000 Index (Large-caps)               35.6%         -4.2%         -0.5%
Russell 2000 Index (Small-caps)               58.0           6.0           7.8
Wilshire 5000 Index (Entire market)           38.1          -3.0           0.1
MSCI All Country World Index
  ex USA (International)                      48.9          -0.9           1.9
--------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index                    4.9%          7.3%          6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                    6.2           6.5           5.7
Citigroup 3-Month Treasury Bill Index          1.0           2.1           3.4
================================================================================
CPI

Consumer Price Index                           1.9%          1.9%          2.4%
--------------------------------------------------------------------------------

RISK WAS REWARDED IN THE BOND MARKET

The same behavior was apparent in the fixed income market. Demand for default-risk-free U.S. Treasuries was initially extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. By year-end, however, the mood had changed. The Lehman

Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a 12-month return of 27.2%, while investment-grade bonds, as measured by the Lehman Aggregate Bond Index, returned 4.9%.

Short-term interest rates were the fixed income market's one constant, remaining low--and lower--throughout the period. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

REITS MADE BIG ACROSS-THE-BOARD GAINS

The 45.4% return of Vanguard REIT Index Fund's Investor Shares in fiscal 2004 was by far the best performance in the fund's eight-year history. As noted earlier, the fund's returns fell behind that of the target Morgan Stanley REIT Index. However, it's important to remember that the index carries no operating or transaction costs, nor does it hold cash, which is a drag on results when real estate securities are soaring. (The fund holds about 2% of its assets in cash for liquidity purposes; another of the fund's comparative measures, the Target REIT Composite, reflects this adjustment.)

Demand for REITs was high during the 12 months, in part because of investors' appetite for yield. As the year progressed and short-term interest rates remained low, many investors were drawn to REIT yields, which were far above those of short-term investments such as money market funds and short-maturity bonds, and were more than three times higher than the yield of the overall stock market. Other factors also contributed to the big gains in real estate investments, not the least of which were the strong returns of stocks in general. And while low interest rates were a turnoff for many investors, they actually aided heavy-borrowing property owners. Also boosting REITs was the economic expansion, which is a boon to the builders and landlords who rely on healthy companies to rent their offices and stores.

Very few REIT stocks were left behind during the 12-month advance. Each of the fund's ten largest holdings, which together represented about a third of assets on January 31, registered a return of more than 26%. Its biggest holding, Equity Office Properties Trust, which owns hundreds of urban and suburban office buildings, returned 33%; Simon Property Group, its second biggest position and the nation's biggest shopping mall owner, returned 69%.

With most REITs advancing, sector returns were strong as well. Office, industrial, retail, and residential REITs posted significant advances. The strongest of the bunch, however, was the retail sector, where increases in consumer spending boosted the fortunes of shopping properties. Office REITs surged too, as confidence about economic growth seemed to outweigh concerns about rising vacancy rates and sky-high valuations.

OUR LONGER-TERM RESULTS STAND UP WELL

It should go without saying that the fund's heady 12-month returns should not be considered a promise of what's to come. Prudent investors should expect future returns that are far lower. But while the fortunes of real estate investments are impossible to predict, investors in Vanguard REIT Index Fund should be confident that the fund will strive to deliver returns in line with those of its target index. Our low costs and the skilled investment management of our Quantitative Equity Group, which manages all of Vanguard's stock index funds, are the key ingredients in the fund's ability to achieve its objective. (See page 11 for details on the fund's expenses and how these costs measure up against those of similar funds.)

--------------------------------------------------------------------------------
TOTAL RETURNS                                             MAY 13, 1996,* THROUGH
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------
                                            AVERAGE               FINAL VALUE OF
                                             ANNUAL                    A $10,000
                                             RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund
 Investor Shares                              13.1%                      $25,856
Morgan Stanley REIT Index                     13.2                        26,001
Average Real Estate Fund                      12.7                        25,095
Target REIT Composite                         13.0                        25,749
Wilshire 5000 Index                            8.4                        18,697
--------------------------------------------------------------------------------
*Fund inception.

As the above table shows, the fund's results since its birth in 1996 have, overall, been excellent, both on an absolute basis and relative to its comparative measures and the broad stock market.

WITH CONCENTRATION COMES VOLATILITY

Vanguard REIT Index Fund, which provides broad-based, low-cost exposure to the real estate market, can add valuable diversification to your investment program. However, it's important to keep in mind that although a diversifier's value lies in the fact that it often moves in a different direction from other types of investments, that direction isn't always up. (We don't have to look too far back for evidence. In fiscal 1999, the fund returned -17.3% while the broad stock market returned 27.3%. But while the broad market retreated significantly during the

2000-2002 calendar years, the REIT Index Fund gained 47.3%) Simply put, investors in Vanguard REIT Index Fund--or in any fund that is concentrated in a particular industry or sector--must have two things: a strong stomach and a good memory.

I want to close by thanking you for entrusting your assets to Vanguard. In light of reports of late trading and market-timing at some competing investment management firms, I also want to assure you that Vanguard has long had policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity. Finally, our client-owned corporate structure is the most effective means I can imagine of aligning our day-to-day efforts with your long-term financial goals.

Sincerely,



/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 12, 2004






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE JANUARY 31, 2003-JANUARY 31, 2004

                                                      DISTRIBUTIONS PER SHARE
                                                --------------------------------
                       STARTING        ENDING      INCOME    CAPITAL   RETURN OF
                    SHARE PRICE   SHARE PRICE   DIVIDENDS      GAINS     CAPITAL
--------------------------------------------------------------------------------
REIT Index Fund
 Investor Shares         $11.52        $15.83      $0.678     $0.000      $0.102
 Admiral Shares           49.14         67.56       2.931      0.000       0.436
 Institutional Shares*    10.00         10.46       0.157      0.000       0.023
--------------------------------------------------------------------------------
*Inception date 12/2/2003.

FUND PROFILE                                                     AS OF 1/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 7.


REIT INDEX FUND
--------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   TARGET      BROAD
                                         FUND      INDEX*    INDEX**
--------------------------------------------------------------------
Number of Stocks                          115         115      5,190
Median Market Cap                       $2.8B       $2.8B     $28.0B
Price/Earnings Ratio                    21.6x       21.6x      25.4x
Price/Book Ratio                         2.1x        2.1x       3.1x
Yield                                                5.3%       1.5%
 Investor Shares                        5.3%+
 Admiral Shares                         5.4%+
 Institutional Shares                   5.4%+
Return on Equity                         9.9%        9.9%      15.8%
Earnings Growth Rate                    -1.7%       -1.7%       5.2%
Foreign Holdings                         0.0%        0.0%       0.9%
Turnover Rate                              7%          --         --
Expense Ratio                                          --         --
 Investor Shares                        0.24%
 Admiral Shares                         0.18%
 Institutional Shares                 0.15%YY
Short-Term Reserves                        2%          --         --
--------------------------------------------------------------------

---------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT      5.5%
Simon Property Group, Inc. REIT          4.8
Equity Residential REIT                  3.7
General Growth Properties Inc. REIT      3.0
Vornado Realty Trust REIT                3.0
Public Storage, Inc. REIT                2.8
ProLogis REIT                            2.7
Archstone-Smith Trust REIT               2.4
Kimco Realty Corp. REIT                  2.4
Boston Properties, Inc. REIT             2.3
---------------------------------------------
Top Ten                                 32.6%
---------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------
INVESTMENT FOCUS

STYLE                     Value
MARKET CAP
-------------------------------


------------------------------------------------------------
VOLATILITY MEASURES
                                TARGET                 BROAD
                      FUND      INDEX*   FUND        INDEX**
------------------------------------------------------------
R-Squared             1.00        1.00   0.21          1.00
Beta                  0.97        1.00   0.27          1.00
------------------------------------------------------------

-----------------------------------------------
FUND ALLOCATION BY REIT TYPE (% OF PORTFOLIO)

Retail                                      25%
Apartments                                  17
Office                                      18
Industrial                                  16
Diversified                                 12
Health Care                                  6
Hotels                                       4
Short-Term Reserves                          2
-----------------------------------------------
Total                                      100%
-----------------------------------------------
*Morgan Stanley REIT Index.
**Wilshire 5000 Index.
+This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
++Annualized.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              As of 1/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so that an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


REIT INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 13, 1996-JANUARY 31, 2004


              REIT INDEX                   MORGAN        AVERAGE        TARGET
           FUND INVESTOR    WILSHIRE      STANLEY    REAL ESTATE          REIT
                SHARES**  5000 INDEX   REIT INDEX          FUND+     COMPOSITE

  5/13/1996        10000       10000        10000          10000         10000
     199607        10270        9512        10244          10074         10276
     199610        11186       10484        11179          10932         11201
     199701        13033       11644        13077          12618         13066
     199704        12637       11609        12664          12184         12664
     199707        14067       14002        14107          13968         14081
     199710        14825       13796        14922          14683         14842
     199801        15258       14590        15266          14981         15217
     199804        14873       16630        14831          14916         14797
     199807        13720       16388        13669          13685         13644
     199810        12964       15836        12900          12620         12913
     199901        12617       18569        12524          12554         12546
     199904        13544       19478        13435          13514         13442
     199907        13174       19395        13041          13288         13057
     199910        12224       19902        12092          12101         12131
     200001        12485       21212        12360          12270         12391
     200004        13583       21778        13457          13216         13472
     200007        15298       21497        15180          15058         15166
     200010        14418       21514        14293          14427         14301
     200101        15747       20475        15644          15670         15630
     200104        15957       18708        15861          15630         15846
     200107        16902       18271        16823          16616         16791
     200110        16256       16020        16187          15727         16172
     200201        17573       17337        17535          17007         17492
     200204        19157       16859        19156          18596         19078
     200207        18898       14239        18837          18333         18767
     200210        17355       13872        17270          16801         17237
     200301        17784       13543        17715          17252         17674
     200304        19210       14569        19188          18632         19114
     200307        21801       16065        21837          21242         21699
     200310        23059       17262        23131          22452         22959
     200401        25856       18697        26001          25095         25749
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED JANUARY 31, 2004
                              -------------------------------------  FINAL VALUE
                                   ONE        FIVE         SINCE    OF A $10,000
                                  YEAR       YEARS    INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund
 Investor Shares**              45.39%       15.43%        13.10%        $25,856
Wilshire 5000 Index             38.05         0.14          8.44          18,697
Morgan Stanley REIT Index       46.78        15.73         13.18          26,001
Average Real Estate Fund+       45.46        14.86         12.66          25,095
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                        ONE             SINCE      OF A $250,000
                                       YEAR        INCEPTION*         INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund Admiral Shares**      45.57%            22.12%          $389,524
Wilshire 5000 Index                   38.05              4.84            277,634
Morgan Stanley REIT Index             46.78             22.58            392,761
--------------------------------------------------------------------------------

                                                                  FINAL VALUE OF
                                         SINCE                     A $10,000,000
                                    INCEPTION*                        INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund
 Institutional Shares**                   6.49%                      $10,648,847
Wilshire 5000 Index                       5.89                        10,589,433
Morgan Stanley REIT Index                 6.57                        10,657,339
--------------------------------------------------------------------------------
*Inception dates are May 13, 1996, for the Investor Shares; November 12, 2001, for the Admiral Shares; and December 2, 2003, for the Institutional Shares. **Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Derived from data provided by Lipper Inc.
Note: See Financial Highlights tables on pages 17-19 for information on dividends, capital gains, and return of capital.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MAY 13, 1996-JANUARY 31, 2004

                           REIT INDEX                   MORGAN
                         FUND INVESTOR                  STANLEY
                            SHARES**                  REIT INDEX

1997                        30.3                        30.8
1998                        17.1                        16.7
1999                       -17.3                       -18.0
2000                        -1.0                        -1.3
2001                        26.1                        26.6
2002                        11.6                        12.1
2003                         1.2                         1.0
2004                        45.4                        46.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           SINCE INCEPTION
                                   ONE      FIVE     ---------------------------
                 INCEPTION DATE   YEAR     YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
REIT Index Fund*
 Investor Shares      5/13/1996  35.65%    13.90%      6.69%      5.94%   12.63%
 Admiral Shares      11/12/2001  35.78   20.68**         --         --       --
 Institutional Shares 12/2/2003 1.01**        --         --         --       --
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not guarantee future results.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED JANUARY 31, 2004

                                                                           SINCE
                                        ONE YEAR     FIVE YEARS       INCEPTION*
                                      ------------------------------------------
REIT Index Fund Investor Shares**
 Returns Before Taxes                     45.39%         15.43%           13.10%
 Returns After Taxes on Distributions     42.95          12.99            10.79
 Returns After Taxes on Distributions
   and Sale of Fund Shares                29.29          11.78             9.93
--------------------------------------------------------------------------------
*May 13, 1996.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                       COST OF $10,000                FUND           PEER GROUP*
                    INVESTMENT IN FUND       EXPENSE RATIO         EXPENSE RATIO
--------------------------------------------------------------------------------
REIT INDEX FUND
 Investor Shares                   $29               0.24%                1.66%
 Admiral Shares                     22               0.18                    --
 Institutional Shares**             15               0.15                    --
--------------------------------------------------------------------------------
*Average Real Estate Fund.
**Since inception, December 2, 2003; annualized.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 1/31/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.0%)
--------------------------------------------------------------------------------
  Equity Office Properties Trust REIT                  7,798,775       $ 231,234
  Simon Property Group, Inc. REIT                      3,877,891         201,844
  Equity Residential REIT                              5,373,787         156,377
  General Growth Properties Inc. REIT                  4,191,450         125,744
  Vornado Realty Trust REIT                            2,246,210         125,675
  Public Storage, Inc. REIT                            2,474,031         117,541
  ProLogis REIT                                        3,510,029         114,567
  Archstone-Smith Trust REIT                           3,730,650         102,332
  Kimco Realty Corp. REIT                              2,154,056          99,367
  Boston Properties, Inc. REIT                         1,910,345          95,575
  Duke Realty Corp. REIT                               2,651,596          87,158
  Rouse Co. REIT                                       1,766,617          86,988
* Host Marriott Corp. REIT                             6,227,418          78,901
  Health Care Properties Investors REIT                1,263,492          71,046
  Avalonbay Communities, Inc. REIT                     1,388,585          68,180
  Apartment Investment & Management Co.
    Class A REIT                                       1,837,937          64,659
  Liberty Property Trust REIT                          1,615,333          62,320
  Developers Diversified Realty
    Corp. REIT                                         1,685,297          57,941
  AMB Property Corp. REIT                              1,594,801          55,738
  The Macerich Co. REIT                                1,126,186          54,203
  Hospitality Properties Trust REIT                    1,221,009          51,099
  Weingarten Realty Investors REIT                     1,063,132          50,499
  Regency Centers Corp. REIT                           1,165,333          48,594
  New Plan Excel Realty Trust REIT                     1,906,348          48,059
  Chelsea Property Group REIT                            847,919          47,076
  Trizec Properties, Inc. REIT                         2,944,604          46,790
  Mack-Cali Realty Corp. REIT                          1,136,661          46,114
  United Dominion Realty Trust REIT                    2,475,212          45,791
  Mills Corp. REIT                                       939,589          44,198
  Pan Pacific Retail Properties, Inc. REIT               786,021          40,174
  Federal Realty Investment Trust REIT                   959,522          39,619
  Ventas, Inc. REIT                                    1,562,829          39,071
  Arden Realty Group, Inc. REIT                        1,253,252          38,851
  Catellus Development Corp. REIT                      1,472,200          38,513
  American Financial Realty Trust REIT                 2,105,300          38,148
  Health Care Inc. REIT                                  960,569          37,174

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
  CenterPoint Properties Corp. REIT                      448,453   $      35,921
  CBL & Associates Properties, Inc. REIT                 590,240          35,680
  HRPT Properties Trust REIT                           3,360,784          35,624
  Crescent Real Estate, Inc. REIT                      1,936,211          34,852
  Healthcare Realty Trust Inc. REIT                      835,165          34,284
  Shurgard Storage Centers, Inc.
    Class A REIT                                         890,374          33,843
  Camden Property Trust REIT                             772,848          33,619
  CarrAmerica Realty Corp. REIT                        1,024,710          32,555
  BRE Properties Inc. Class A REIT                       974,764          32,226
  SL Green Realty Corp. REIT                             735,324          31,597
  Realty Income Corp. REIT                               739,600          30,538
  Reckson Associates Realty Corp. REIT                 1,167,768          29,836
  Cousins Properties, Inc. REIT                          947,828          29,098
  Highwood Properties, Inc. REIT                       1,036,469          28,296
  First Industrial Realty Trust REIT                     771,629          28,226
  Nationwide Health Properties, Inc. REIT              1,273,850          27,770
  Essex Property Trust, Inc. REIT                        444,650          27,635
  Prentiss Properties Trust REIT                         821,329          27,515
  Heritage Property Investment Trust REIT                901,452          26,277
  Pennsylvania REIT                                      690,084          25,782
  Equity One, Inc. REIT                                1,334,565          24,289
  Home Properties, Inc. REIT                             601,330          24,083
  Brandywine Realty Trust REIT                           860,367          23,798
  Washington REIT                                        810,841          23,758
  Alexandria Real Estate
    Equities, Inc. REIT                                  373,821          23,121
  Taubman Co. REIT                                       974,109          22,629
  Capital Automotive REIT                                635,952          22,443
  Senior Housing Properties Trust REIT                 1,237,906          22,381
  Post Properties, Inc. REIT                             741,401          20,722
  Colonial Properties Trust REIT                         511,048          20,544
  Gables Residential Trust REIT                          555,836          20,066
  Maguire Properties, Inc. REIT                          821,400          19,960
  PS Business Parks, Inc. REIT                           420,792          18,220
  Kilroy Realty Corp. REIT                               547,249          17,922
  Commercial Net LeaseRealty REIT                        965,947          17,677
  Glimcher Realty Trust REIT                             683,014          17,205
  Lexington Corporate Properties Trust REIT              791,098          16,692
  Manufactured Home Communities, Inc. REIT               438,507          14,734
  Sun Communities, Inc. REIT                             369,052          14,526
  EastGroup Properties, Inc. REIT                        406,739          14,134
  Summit Properties, Inc. REIT                           610,948          14,101
  Entertainment Properties Trust REIT                    383,441          13,574
* FelCor Lodging Trust, Inc. REIT                      1,152,687          13,544
  Mid-America Apartment
    Communities, Inc. REIT                               388,099          13,393
  Getty Realty Holding Corp. REIT                        480,980          12,833
  Corporate Office Properties
    Trust, Inc. REIT                                     576,514          12,747
  Keystone Property Trust REIT                           513,600          12,106
  Koger Equity, Inc. REIT                                507,234          11,732
  Tanger Factory Outlet
    Centers, Inc. REIT                                   259,652          10,879
  Glenborough Realty Trust, Inc. REIT                    541,821          10,517
  Cornerstone Realty Income
    Trust, Inc. REIT                                   1,122,132          10,413
  Sovran Self Storage, Inc. REIT                         269,980          10,070
  Parkway Properties Inc. REIT                           210,549           9,896
  AMLI Residential Properties Trust REIT                 371,330           9,766
  Bedford Property Investors, Inc. REIT                  316,635           9,325
  LaSalle Hotel Properties REIT                          468,024           9,243
  Ramco-Gershenson Properties Trust REIT                 320,820           8,797
  Kramont Realty Trust REIT                              468,174           8,708
  Saul Centers, Inc. REIT                                309,068           8,506
  Investors Real Estate Trust REIT                       792,546           8,282
  Equity Inns, Inc. REIT                                 830,275           7,846
  U.S. Restaurant Properties, Inc. REIT                  438,731           7,845
  Town & Country Trust REIT                              307,227           7,834
  Acadia Realty Trust REIT                               532,327           7,133
  Innkeepers USA Trust REIT                              731,804           6,981
  Universal Health Realty Income REIT                    228,323           6,952
  Correctional Properties Trust REIT                     213,753           6,876
  Omega Healthcare Investors, Inc. REIT                  655,550           6,811
  Winston Hotels, Inc. REIT                              510,618           5,362
  Urstadt Biddle Properties Class A REIT                 361,722           5,354
  Great Lakes, Inc. REIT                                 313,193           4,764
  Mission West Properties Inc. REIT                      346,382           4,493
  One Liberty Properties, Inc. REIT                      150,800           3,385
  Boykin Lodging Co. REIT                                337,946           3,200
  Associated Estates Realty Corp. REIT                   379,180           2,965

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
  Sizeler Property Investors, Inc. REIT                  255,375   $       2,855
  American Land Lease, Inc. REIT                         138,358           2,793
  United Mobile Homes, Inc. REIT                         155,925           2,702
  Monmouth Real Estate Investment Corp. REIT             277,002           2,465
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,183,772)              $   4,094,286
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.5%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
  1.02%, 2/2/2004                                       $ 94,445         94,445
  1.02%, 2/2/2004--Note E                                 94,753         94,753
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $189,198)                   $    189,198
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%) (Cost $3,372,970)                       $  4,283,484
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     19,584
Security Lending Collateral Payable to
  Brokers--Note E                                                       (94,753)
Other Liabilities                                                       (30,365)
                                                                   -------------
                                                                   $   (105,534)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                  $  4,177,950
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                    $  3,280,724
Overdistributed Net Investment Income                                    (2,967)
Accumulated Net Realized Losses                                         (10,321)
Unrealized Appreciation                                                 910,514
--------------------------------------------------------------------------------
NET ASSETS                                                         $  4,177,950
================================================================================
Investor Shares--Net Assets
Applicable to 213,661,721 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                      $  3,382,672
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                        $      15.83
================================================================================
Admiral Shares--Net Assets
Applicable to 10,844,779 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                      $    732,640
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                         $      67.56
================================================================================
Institutional Shares--Net Assets
Applicable to 5,989,978 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                      $     62,638
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES                   $      10.46
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 REIT INDEX FUND
                                                     YEAR ENDED JANUARY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $    126,649
  Interest                                                                  699
  Security Lending                                                           83
--------------------------------------------------------------------------------
    Total Income                                                   $    127,431
--------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
  Investment Advisory Services                                              114
  Management and Administrative
    Investor Shares                                                       5,118
    Admiral Shares                                                          809
    Institutional Shares                                                     10
  Marketing and Distribution
    Investor Shares                                                         321
    Admiral Shares                                                           70
    Institutional Shares                                                     --
Custodian Fees                                                              104
Auditing Fees                                                                15
Shareholders' Reports
    Investor Shares                                                          84
    Admiral Shares                                                            1
    Institutional Shares                                                     --
Trustees' Fees and Expenses                                                   3
--------------------------------------------------------------------------------
    Total Expenses                                                 $      6,649
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              $    120,782
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                              $     29,814
  Investment Securities Sold                                             (4,064)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 25,750
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                         $    947,256
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  1,093,788
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                                REIT INDEX FUND
                                               ---------------------------------
                                                      YEAR ENDED JANUARY 31,
                                               ---------------------------------
                                                          2004              2003
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 120,782         $ 93,873
  Realized Net Gain (Loss)                              25,750           12,286
  Change in Unrealized Appreciation (Depreciation)     947,256         (129,618)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        1,093,788          (23,459)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                     (120,313)         (91,711)
  Admiral Shares                                       (26,996)         (15,239)
  Institutional Shares                                    (406)               --
Realized Capital Gain
  Investor Shares                                           --                --
  Admiral Shares                                            --                --
  Institutional Shares                                      --                --
Return of Capital
  Investor Shares                                      (18,118)         (12,784)
  Admiral Shares                                        (4,012)          (2,101)
  Institutional Shares                                     (60)               --
--------------------------------------------------------------------------------
    Total Distributions                               (169,905)        (121,835)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                      891,693          587,012
  Admiral Shares                                       248,406          176,675
  Institutional Shares                                  59,922               --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                               1,200,021          763,687
--------------------------------------------------------------------------------
    Total Increase (Decrease)                        2,123,904          618,393
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                2,054,046        1,435,653
--------------------------------------------------------------------------------
  End of Period                                     $4,177,950       $2,054,046
================================================================================
financial highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

REIT INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004         2003        2002       2001        2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.52       $12.10      $11.61     $ 9.91      $10.81
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .579         .606        .631       .642       .660
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                        4.511        (.426)       .669      1.878      (.780)
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       5.090         .180       1.300      2.520      (.120)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.678)       (.667)      (.631)     (.644)     (.670)
  Distributions from Realized Capital Gains                   --           --          --         --         --
  Return of Capital                                        (.102)       (.093)      (.179)     (.176)     (.110)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.780)       (.760)      (.810)     (.820)     (.780)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $15.83       $11.52      $12.10     $11.61     $ 9.91
================================================================================================================

TOTAL RETURN**                                            45.39%        1.20%      11.59%     26.13%     -1.04%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                    $3,383       $1,734      $1,270     $1,092       $888
  Ratio of Total Expenses to Average Net Assets            0.24%        0.27%       0.28%      0.33%      0.33%
  Ratio of Net Investment Income to Average Net Assets     4.10%        4.90%       5.35%      5.73%      5.98%
  Portfolio Turnover Rate                                     7%          12%         10%       21%+        12%
================================================================================================================
*Includes increases from redemption fees of $.00, $.01, $.00, $.00, and, $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+The portfolio turnover rate excluding in-kind redemptions was 14%.

REIT INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                        NOV. 12,
                                                      YEAR ENDED        2001* TO
                                                     JANUARY 31,        JAN. 31,
                                                    ---------------  -----------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2004       2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $49.14     $51.65      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            2.508      2.619        .494
  Net Realized and Unrealized Gain (Loss)
    on Investments**                              19.279     (1.854)      2.401
--------------------------------------------------------------------------------
    Total from Investment Operations              21.787       .765       2.895
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (2.931)    (2.878)      (.970)
  Distributions from Realized Capital Gains           --         --          --
  Return of Capital                                (.436)     (.397)      (.275)
--------------------------------------------------------------------------------
    Total Distributions                           (3.367)    (3.275)     (1.245)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $67.56     $49.14      $51.65
================================================================================

TOTAL RETURN+                                     45.57%      1.19%       5.78%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $733       $320        $166
  Ratio of Total Expenses to Average Net Assets    0.18%      0.21%     0.23%++
  Ratio of Net Investment Income to
    Average Net Assets                             4.16%      4.99%     5.27%++
  Portfolio Turnover Rate                             7%        12%         10%
================================================================================
*Inception.
**Includes increases from redemption fees of $.01, $.03, and $.01.
+Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++Annualized.

REIT INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                                         DEC. 2,
                                                                        2003* TO
                                                                        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .065
  Net Realized and Unrealized Gain (Loss) on Investments                   .575
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .640
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.157)
  Distributions from Realized Capital Gains                                  --
  Return of Capital                                                       (.023)
--------------------------------------------------------------------------------
    Total Distributions                                                   (.180)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                           $10.46
================================================================================

TOTAL RETURN**                                                             6.49%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                                      $63
  Ratio of Total Expenses to Average Net Assets                           0.15%+
  Ratio of Net Investment Income to Average Net Assets                    4.19%+
  Portfolio Turnover Rate                                                    7%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor
Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares were first issued on December 2, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the fund had contributed capital of $584,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.58% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund has reclassified $25,750,000 from paid-in capital to undistributed net investment income, representing utilized capital loss carryforwards that are required to be included in distributable net income for tax purposes. For tax purposes, at January 31, 2004, the fund had no ordinary income available for distribution. The fund had available realized losses of $10,321,000 to offset future net capital gains of $5,986,000 through January 31, 2008, and $4,335,000 through January 31, 2010.

At January 31, 2004, net unrealized appreciation of investment securities for tax purposes was $910,514,000, consisting of unrealized gains of $943,493,000 on securities that had risen in value since their purchase and $32,979,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2004, the fund purchased $1,361,230,000 of investment securities and sold $197,580,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at January 31, 2004, was $92,583,000, for which the fund held cash collateral of $94,753,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:


-------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31,
                                                -------------------------------------------
                                                           2004                 2003
                                                ---------------------   -------------------
                                                  AMOUNT       SHARES     AMOUNT     SHARES
                                                   (000)        (000)      (000)      (000)
-------------------------------------------------------------------------------------------
Investor Shares
  Issued                                      $1,253,610       89,871  $ 942,074    74,970
  Issued in Lieu of Cash Distributions           122,986        8,894     92,075     7,490
  Redeemed*                                     (484,903)     (35,699)  (447,137)  (36,787)
                                              ---------------------------------------------
    Net Increase (Decrease)--Investor Shares     891,693       63,066    587,012    45,673
                                              ---------------------------------------------
Admiral Shares
  Issued                                         375,481        6,421    219,353     4,113
  Issued in Lieu of Cash Distributions            23,399          395     12,965       248
  Redeemed*                                     (150,474)      (2,482)   (55,643)   (1,057)
                                              ---------------------------------------------
    Net Increase (Decrease)--Admiral Shares      248,406        4,334    176,675     3,304
                                              ---------------------------------------------
Institutional Shares
  Issued                                          59,643        5,962         --        --
  Issued in Lieu of Cash Distributions               279           28         --        --
  Redeemed                                            --           --         --        --
                                              --------------------------------------------
    Net Increase (Decrease)--
       Institutional Shares                       59,922        5,990         --        --
-------------------------------------------------------------------------------------------
*Net of redemption fees of $864,000 and $1,395,000, respectively (fund totals).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (the "Fund") at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

MARCH 8, 2004

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of


------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the appropriate fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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TEXT TELEPHONE
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(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q1230 032004

VANGUARD(R) DIVIDEND GROWTH FUND

JANUARY 31, 2004

ANNUAL REPORT

THE VANGUARD GROUP (R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1  letter from the chairman
6  report from the advisor
8  fund profile
9  glossary of investment terms
10 performance summary
12 your fund's after-tax returns
13 about your fund's expenses
14 financial statements
22 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

- Vanguard Dividend Growth Fund returned 36.1% during the fiscal year ended January 31, 2004.
- The fund's return outpaced those of its average mutual fund peer and its benchmark index.
- The fund's holdings in financial services earned excellent returns and contributed the most to the overall return. Several other sectors also posted outstanding results.
--------------------------------------------------------------------------------
Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

For its fiscal year ended January 31, 2004, Vanguard Dividend Growth Fund registered an excellent total return of 36.1%. The fund outperformed its average mutual fund peer by 5.1 percentage points, and surpassed its unmanaged benchmark, the Russell 1000 Index, by 0.5 percentage point, in large part because of solid stock selection among financial services companies.

[PICTURES OF JOHN J. BRENNAN]

----------------------------------------------
2004 TOTAL RETURNS           FISCAL YEAR ENDED
                                    JANUARY 31
----------------------------------------------
VANGUARD DIVIDEND GROWTH FUND            36.1%
Russell 1000 Index                       35.6
Average Large-Cap Core Fund*             31.0
Wilshire 5000 Index                      38.1
----------------------------------------------
*Derived from data provided by Lipper Inc.

The table at left presents the total return (capital change plus reinvested dividends) for the fund as well as for its comparative standards. For beginning and ending share prices, along with the fund's per-share distributions, please see the table on page 5. If you own the fund in a taxable account, you may wish to review the report on after-tax returns on page 12.

STOCKS GENERATED OUTSTANDING RETURNS

For the 12 months ended January 31, the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index, returned a remarkable 38.1%.

At the start of the period, investors were apprehensive. War with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had begun and successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate declined, and manufacturing began to stir. In the quarter ended September 30, the U.S. economy grew at an annualized rate of 8.2%; estimates put fourth-quarter gross domestic product growth at about 4.0%.

With each piece of good news, the market's mood inched from cautious toward cavalier. For the full 12 months, small-capitalization stocks outperformed large-cap stocks by more than 20 percentage points.

RISK WAS REWARDED IN THE BOND MARKET


The same behavior was apparent in the fixed income market. Demand for default-risk-free U.S. Treasuries was initially extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. By year-end, however, the mood had changed. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a 12-month return of 27.2%, while investment-grade bonds, as measured by the Lehman Aggregate Bond Index, returned 4.9%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2004
                                                 -------------------------------
                                                     ONE      THREE        FIVE
                                                    YEAR      YEARS       YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    35.6%      -4.2%       -0.5%
Russell 2000 Index (Small-caps)                    58.0        6.0         7.8
Wilshire 5000 Index (Entire market)                38.1       -3.0         0.1
MSCI All Country World Index
  ex USA (International)                           48.9       -0.9         1.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.9%        7.3%        6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                        6.2         6.5         5.7
Citigroup 3-Month Treasury Bill Index              1.0         2.1         3.4
================================================================================
CPI
Consumer Price Index                               1.9%        1.9%        2.4%
--------------------------------------------------------------------------------

Short-term interest rates were the fixed income market's one constant, remaining low--and lower--throughout the period. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

THE RENEWED INTEREST IN DIVIDENDS WAS A BOON TO YOUR FUND

On January 31, the fund completed its first fiscal year of operation under the revised investment objective and strategy adopted in December 2002. Formerly devoted to utilities, the fund now focuses on companies with stable to growing dividends in all sectors. The new mandate has greatly expanded the fund's investment universe.

--------------------------------------------------------------------------------
Dividend Growth Fund's excellent 36.1% total return was the result of generous gains in all sectors of the stock market. Financial services and producer durables stocks were among its top performers. Stock selections in health care and technology also provided solid returns.
--------------------------------------------------------------------------------

While the fund's absolute performance was primarily a reflection of investors' voracious appetite for stocks in recent months, the fund's advisor, Wellington Management Company, llp, helped the cause with superior stock selection. The fund earned strong returns from stocks of companies that boosted their dividends after passage of a new federal law that afforded qualified dividends the same favorable tax treatment as capital gains. This change increased the appeal of dividend-paying stocks to many investors, a fact recognized by corporate managers. Well over half of the fund's holdings announced higher per-share dividends during the period. Some, in fact, raised their dividends more than once.

The fund earned gains in all sectors of the stock market. Among the top performers were holdings in the financial services and producer durables sectors. These two groups accounted for roughly 31% of fund assets as of January 31, 2004, yet contributed nearly 40% to total return. Leaders among the fund's financial services holdings were Citigroup (whose dividend more than doubled in three separate actions), ACE (dividend up 12%), and Merrill Lynch (dividend unchanged). Among producer durables holdings, Caterpillar (dividend up 6%), Dover (dividend up 11%), and Cooper Industries (dividend unchanged) were the biggest contributors.

The advisor's stock selections in health care and technology also brought solid returns. In the health care sector, medical device makers and pharmaceutical companies were especially successful, as a number saw higher earnings during the period and raised their dividend payouts. In the technology group, the fund's hardware and chip makers saw stellar growth as the sector thundered back after several years of losses.

Utilities stocks were the fund's poorest performers. Several dividend-rich telecommunications holdings, including Verizon Communications and AT&T, had poor earnings, which hurt their share prices.

The Report from the Advisor, which begins on page 6, provides more details about the fund's positioning and performance during the fiscal year.

THE FUND'S LONG-TERM RECORD: NO MIRROR IN THIS CASE

Wellington Management Company, your fund's advisor, has skillfully carried out its charge to turn the former Utilities Income Fund into the broadly diversified Dividend Growth Fund. We thank Wellington for its efforts and applaud the first year's results.

---------------------------------------------------------
TOTAL RETURNS                             TEN YEARS ENDED
                                         JANUARY 31, 2004
---------------------------------------------------------
                             AVERAGE       FINAL VALUE OF
                              ANNUAL            A $10,000
                              RETURN   INITIAL INVESTMENT
---------------------------------------------------------
Dividend Growth Fund            6.3%              $18,353
Dividend Growth
  Spliced Index                 6.1                18,140
Dividend Growth
  Spliced Average               5.3                16,690
Wilshire 5000 Index            10.5                27,107
---------------------------------------------------------
Note: The footnotes on page 10 describe the changes in composition of the benchmark and peer group.

We normally encourage investors to judge a mutual fund on the basis of long-term performance, rather than just one year's results. Because of your fund's dramatic shift in focus, however, its long-term record has only limited relevance. Still, in the adjacent table we compare the fund's ten-year results with those of two standards made up of its former and present benchmarks. For perspective, we also show the performance of the broad stock market. The table shows annualized returns for the decade along with the outcome of hypothetical $10,000 investments.

A key element of your fund's long-term success, both in the past as a utilities fund and--we anticipate--in the future, is its significant cost advantage over similar mutual funds. For a comparison of the fund's cost with the average cost of its competitors, see page 13.

ALWAYS HAVE PATIENCE AND A PLAN

After a few trying years in which the fund suffered poor performance under its previous investment focus, I am pleased to be writing about an "up" year. Whether the fund's performance--or that of the financial markets, for that matter--is up or down, though, the message we offer to investors remains the same. Whatever the market environment, the keys to successful long-term investing are balance, diversification, and low costs. If you make these principles the foundation of your investment plan, you'll be positioned to survive--and ultimately to thrive--no matter what occurs. For investors in search of stocks that offer attractive prospects for increasing dividends, Vanguard Dividend Growth Fund may be a smart choice.

Unfortunately, although the past year brought financial rewards to many investors, it also brought disappointment and a sense of disbelief. The reports of late trading and market-timing at some competing investment management firms have been as disturbing to us as they no doubt have been to you. I want to close this letter with an assurance to you that Vanguard has long had policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity working within a client-owned corporate structure that aligns our day-to-day efforts with your long-term financial goals.

Thank you for investing your assets with Vanguard.


Sincerely,



/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 13, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE JANUARY 31, 2003-JANUARY 31, 2004

                                                    DISTRIBUTIONS PER SHARE
                                                  -----------------------------
                           STARTING         ENDING         INCOME       CAPITAL
                        SHARE PRICE    SHARE PRICE      DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Dividend Growth Fund          $8.48         $11.33          $0.19         $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Dividend Growth Fund gained 36.1% for the fiscal year ended January 31, 2004. This exceeded both the 35.6% return of the Russell 1000 Index and the 31.0% average return of competing large-cap funds.

THE INVESTMENT ENVIRONMENT

Investors' enthusiasm for stocks grew during the fiscal year as the U.S. economic recovery finally began to materialize. Emerging momentum in business investment resulted in annualized gross domestic product growth of more than 8% in the third quarter of 2003 and about 4% in the fourth quarter. The fourth quarter also saw big gains in new orders and factory employment, leaving little doubt that the manufacturing sector was beginning to improve.

--------------------------------------------------------------------------------
The advisor believes that the fund can provide current income and long-term growth of capital and income by investing in a diversified portfolio of stocks that have excellent prospects for maintaining dividend payments and increasing earnings and dividends over time.
--------------------------------------------------------------------------------

Corporate earnings grew strongly, fueled by the significant cost-cutting moves of prior years and long-awaited revenue growth. For multinational companies with significant overseas business, profits were boosted by the weak U.S. dollar.

After the dramatic losses of the previous three years, the markets finished the period with substantial gains. While smaller, speculative stocks posted the highest results and garnered the financial headlines, the markets' gains were broad-based.

THE FUND'S SUCCESSES

The most significant contributors to the period's return were the fund's holdings in the health care, producer durables, technology, and financial services sectors. Individual stocks that performed well included Aventis, Motorola, Altria Group, Guidant, ACE, IBM, Nokia, C.R. Bard, Cooper Industries, and United Technologies.

Many of the companies in which we are invested--in fact, from an asset perspective, more than half of the fund--increased their dividends during the period. We saw dividend increases of more than 10% from United

Technologies, Wachovia, FedEx (its first increase since commencing a dividend in 2002), Golden West Financial, Automatic Data Processing, Fannie Mae, Citigroup, Procter & Gamble, SBC Communications (which paid three special dividends), and H&R Block.

Other increases also stood out. Microsoft doubled its initial payout, signaling its intent to begin growing its dividend. Intel also doubled its dividend. Bank One increased its dividend twice, the second time by 80%, and McDonald's increased its dividend by 70%.

THE FUND'S SHORTFALLS

Relative to the index, the fund's underweighted position in the technology sector detracted from performance. The fund also endured a disappointing dividend cut from Schering-Plough.

THE FUND'S POSITIONING

Strong business orders, modest inventory levels, federal tax cuts on dividends, and higher productivity levels should continue to stimulate healthy economic growth in the coming fiscal year. The Federal Reserve Board's patient and accommodative policy in keeping interest rates low should also provide support. Employment growth is necessary for sustainable economic expansion, and we hope the modest level of job creation to date will be enough. Corporate earnings increases will continue to be a key driver of stock market performance; renewed revenue growth should keep earnings on the rise.

The fund remains positioned to take advantage of economic growth with its holdings in the energy, materials, and producer durables sectors. Holdings within the financial services sector reflect continued improvement in the capital markets and continued strength in insurance industry fundamentals. Our health care holdings reflect solid balance sheets, strong cash flows, attractive valuations, strong commitments to dividends, and improved product introductions in the near- to mid-term.

We remain optimistic that corporate management will continue to use dividends as an important method of returning capital to shareholders. We are also confident that steady growth of dividends will be a key contributor to the fund's total return over the long run.

MINERVA BUTLER, VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 20, 2004

FUND PROFILE                                                     As of 1/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.


DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   COMPARATIVE        BROAD
                                       FUND             INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                         85                992        5,190
Median Market Cap                    $31.0B             $41.8B       $28.0B
Price/Earnings Ratio                  18.9x              21.5x        25.4x
Price/Book Ratio                       3.1x               3.1x         3.1x
Yield                                  1.7%               1.7%         1.5%
Return on Equity                      22.2%              20.7%        15.8%
Earnings Growth Rate                   4.5%               8.3%         5.2%
Foreign Holdings                       6.4%               0.0%         0.9%
Turnover Rate                           23%                 --           --
Expense Ratio                         0.40%                 --           --
Short-Term Reserves                      3%                 --           --
--------------------------------------------------------------------------------
--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                         2.2%
  (banking)
ACE Ltd.                                2.1
  (insurance)
Merrill Lynch & Co., Inc.               2.1
  (financial services)
Altria Group, Inc.                      2.0
  (tobacco)
Pfizer Inc.                             2.0
  (pharmaceuticals)
International Business Machines Corp.   1.9
  (computer hardware)
XL Capital Ltd. Class A                 1.9
  (insurance)
Aventis SA ADR                          1.8
  (pharmaceuticals)
Microsoft Corp.                         1.7
  (software)
Guidant Corp.                           1.7
  (medical)
--------------------------------------------
Top Ten                                19.4%
--------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------
VOLATILITY MEASURES
                                 SPLICED                BROAD
                      FUND        INDEX+   FUND       INDEX**
--------------------------------------------------------------
R-Squared             0.91          1.00   0.63          1.00
Beta                  0.80          1.00   0.68          1.00
--------------------------------------------------------------

--------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                      COMPARATIVE        BROAD
                              FUND         INDEX*      INDEX**
--------------------------------------------------------------
Auto & Transportation           2%             2%           3%
Consumer Discretionary         11             14           15
Consumer Staples                6              7            6
Financial Services             21             23           23
Health Care                    16             14           13
Integrated Oils                 6              4            3
Other Energy                    0              2            2
Materials & Processing          6              3            4
Producer Durables              11              4            4
Technology                      8             15           15
Utilities                       7              7            7
Other                           3              5            5
--------------------------------------------------------------
Short-Term Reserves             3%            --           --
--------------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

STYLE                       Blend
MARKET CAP                  Large
-----------------------------------

*Russell 1000 Index.
**Wilshire 5000 Index.
+Dividend Growth Spliced Index (known as the Utilities
 Composite Index prior to December 6, 2002; 100%
 Russell 1000 Index thereafter).

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so that an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                          DIVIDEND      DIVIDEND
                                                            GROWTH        GROWTH
            DIVIDEND        WILSHIRE         RUSSELL       SPLICED       SPLICED
        GROWTH FUND*      5000 INDEX      1000 INDEX       INDEX**      AVERAGE+

199401         10000           10000           10000         10000         10000
199404          9378            9423            9433          9348          9425
199407          9354            9535            9606          9432          9285
199410          9222            9923            9963          9229          9220
199501          9553            9898            9993          9804          9390
199504          9981           10826           10951         10139          9664
199507         10570           12025           12119         10756         10215
199510         11469           12478           12655         11767         10838
199601         12368           13574           13854         12769         11745
199604         12001           14307           14376         12162         11522
199607         11940           13791           14027         12028         11383
199610         12596           15199           15555         12630         12076
199701         13050           16881           17408         13348         12917
199704         12725           16831           17590         13162         12581
199707         13886           20301           21088         14250         13944
199710         14280           20001           20508         14699         14226
199801         16074           21152           21994         16867         15826
199804         17068           24110           25005         17809         17080
199807         16891           23760           25064         17889         16953
199810         18220           22960           24551         19562         17340
199901         19276           26922           28721         20880         18784
199904         19639           28239           30082         21211         19262
199907         19845           28119           29988         21713         19974
199910         19632           28854           30832         21373         20517
200001         19813           30753           32158         21560         21998
200004         20092           31574           33827         22559         21941
200007         19535           31166           33231         22897         22132
200010         21724           31192           33624         27766         23324
200101         21216           29684           31936         26652         22559
200104         22122           27123           29206         28056         22746
200107         19318           26489           28347         24691         20850
200110         17751           23226           24869         21292         18109
200201         17566           25136           26726         19694         17325
200204         18283           24442           25707         19630         17169
200207         15023           20644           21853         14763         14209
200210         14359           20112           21238         13928         13370
200301         13487           19635           20694         13373         12744
200304         14234           21122           22247         14376         13536
200307         15712           23291           24299         15702         15049
200310         16723           25027           25977         16787         15612
200401         18353           27107           28071         18140         16690
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2004
                                    ------------------------------
                                                                    FINAL VALUE
                                        ONE     FIVE      TEN      OF A $10,000
                                       YEAR    YEARS    YEARS        INVESTMENT
--------------------------------------------------------------------------------
  Dividend Growth Fund*              36.08%    -0.98%    6.26%          $18,353
  Wilshire 5000 Index                38.05      0.14    10.49            27,107
  Russell 1000 Index                 35.65     -0.46    10.87            28,071
  Dividend Growth Spliced Index**    35.65     -2.77     6.14            18,140
  Dividend Growth Spliced Average+   30.96     -2.34     5.26            16,690
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------

                                                          DIVIDEND GROWTH
                           DIVIDEND GROWTH FUND            SPLICED INDEX

1995                             -4.5                           -2.0
1996                             29.5                           30.2
1997                              5.5                            4.5
1998                             23.2                           26.4
1999                             19.9                           23.8
2000                              2.8                            3.3
2001                              7.1                           23.6
2002                            -17.2                          -26.1
2003                            -23.2                          -32.1
2004                             36.1                           35.6
--------------------------------------------------------------------------------
* Prior to December 6, 2002, the fund was known as the Utilities Income Fund. ** Prior to December 6, 2002, the comparative benchmark was known as the
     Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.
+    Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                            ONE    FIVE          TEN YEARS
                                                              ---------------
                        INCEPTION DATE     YEAR   YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Dividend Growth Fund         5/15/1992   29.20%  -1.62%     2.12%   4.01%  6.13%
--------------------------------------------------------------------------------

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not guarantee future results.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                       PERIODS ENDED JANUARY 31, 2004
                                                                ONE YEAR   FIVE YEARS   TEN YEARS
                                                                ---------------------------------
DIVIDEND GROWTH FUND
  Returns Before Taxes                                            36.08%       -0.98%       6.26%
  Returns After Taxes on Distributions                            35.71        -2.74        4.13
  Returns After Taxes on Distributions and Sale of Fund Shares    23.88        -1.63        4.26
--------------------------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                            COST OF $10,000               FUND      PEER GROUP*
                          INVESTMENT IN FUND     EXPENSE RATIO    EXPENSE RATIO
--------------------------------------------------------------------------------
Dividend Growth Fund                   $47               0.40%            1.44%
--------------------------------------------------------------------------------
*Average Large-Cap Core Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                            AS OF 1/31/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
DIVIDEND GROWTH FUND                            SHARES             (000)
------------------------------------------------------------------------
COMMON STOCKS (97.6%)
------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.9%)
  FedEx Corp.                                  121,200       $     8,154
  CSX Corp.                                    241,900             7,634
                                                                --------
                                                                  15,788
                                                                --------
CONSUMER DISCRETIONARY (11.2%)
  TJX Cos., Inc.                               537,800            12,364
  Mattel, Inc.                                 626,500            11,847
  McDonald's Corp.                             410,900            10,577
  Gannett Co., Inc.                            120,800            10,354
  Home Depot, Inc.                             283,600            10,059
  Kimberly-Clark Corp.                         169,100             9,987
  Knight Ridder                                103,800             7,984
  The Walt Disney Co.                          247,500             5,940
  Gillette Co.                                 133,300             4,832
  Omnicom Group Inc.                            44,000             3,626
  Newell Rubbermaid, Inc.                       93,200             2,277
  Avon Products, Inc.                           30,900             1,957
                                                                --------
                                                                  91,804
                                                                --------
CONSUMER STAPLES (5.9%)
  Altria Group, Inc.                           301,100            16,738
  General Mills, Inc.                          202,600             9,204
  Sara Lee Corp.                               428,800             9,142
* Safeway, Inc.                                396,000             8,946
  The Procter & Gamble Co.                      43,400             4,387
                                                                --------
                                                                  48,417
                                                                --------


FINANCIAL SERVICES (21.2%)
  Citigroup, Inc.                              366,000            18,110
  ACE Ltd.                                     397,300            17,251
  Merrill Lynch & Co., Inc.                    291,600            17,143
  XL Capital Ltd. Class A                      191,800            15,248
  American Express Co.                         222,400            11,529
  Fannie Mae                                   136,500            10,524
  Marsh & McLennan Cos., Inc.                  209,600             9,837
  Automatic Data Processing, Inc.              225,500             9,640
  H & R Block, Inc.                            147,700             8,556
  Bank of America Corp.                        100,100             8,154
  Golden West Financial Corp.                   75,900             7,873
  Wachovia Corp.                               161,500             7,468
  MBIA, Inc.                                   117,700             7,415
  Bank One Corp.                               118,100             5,977
  American International Group, Inc.            77,500             5,382
  ProLogis REIT                                154,800             5,053
  Rouse Co. REIT                                98,800             4,865
  Kimco Realty Corp. REIT                       77,700             3,584
                                                                --------
                                                             $   173,609
                                                                --------

HEALTH CARE (15.5%)
  Pfizer Inc.                                  452,500            16,575
  Aventis SA ADR                               189,500            14,800
  Guidant Corp.                                215,400            13,760
  Abbott Laboratories                          308,900            13,307
  Baxter International, Inc.                   446,800            13,024

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
DIVIDEND GROWTH FUND                            SHARES             (000)
------------------------------------------------------------------------
  Wyeth                                        299,100            12,248
  Becton, Dickinson & Co.                      234,300            10,558
  C.R. Bard, Inc.                              105,200             9,910
  Eli Lilly & Co.                              119,800             8,151
  AstraZeneca Group PLC ADR                    165,900             8,008
  Schering-Plough Corp.                        393,400             6,900
                                                                --------
                                                                 127,241
                                                                --------

INTEGRATED OILS (6.2%)
  ConocoPhillips Co.                           172,300            11,351
  ChevronTexaco Corp.                          126,000            10,880
  Total SA ADR                                 122,400            10,808
  ExxonMobil Corp.                             242,100             9,875
  Royal Dutch Petroleum Co. ADR                156,700             7,428
                                                                --------
                                                                  50,342
                                                                --------

MATERIALS & PROCESSING (6.3%)
  Weyerhaeuser Co.                             196,800            12,095
  E.I. du Pont de Nemours & Co.                250,700            11,006
  Alcoa Inc.                                   302,900            10,353
  International Paper Co.                      220,300             9,312
  Avery Dennison Corp.                         144,300             8,970
                                                                --------
                                                                  51,736
                                                                --------

PRODUCER DURABLES (11.2%)
  Pitney Bowes, Inc.                           317,800            12,896
  Nokia Corp. ADR                              557,300            11,514
  United Technologies Corp.                    108,800            10,395
  Parker Hannifin Corp.                        183,600            10,096
  Cooper Industries, Inc. Class A              178,300            10,038
  Emerson Electric Co.                         131,900             8,428
  The Boeing Co.                               196,000             8,183
  Caterpillar, Inc.                             94,300             7,368
  Dover Corp.                                  176,100             7,276
  Illinois Tool Works, Inc.                     65,000             5,077
                                                                --------
                                                                  91,271
                                                                --------
TECHNOLOGY (8.5%)
  International Business Machines Corp.        156,100            15,490
  Microsoft Corp.                              507,900            14,043
  Hewlett-Packard Co.                          502,300            11,950
  Motorola, Inc.                               564,500             9,359
* Apple Computer, Inc.                         388,600             8,767
* Intuit, Inc.                                 126,700             6,388
  Intel Corp.                                  108,500             3,320
                                                                --------
                                                                  69,317
                                                                --------
UTILITIES (7.3%)
  Verizon Communications                       339,500            12,514
  Pinnacle West Capital Corp.                  266,200            10,448
  Exelon Corp.                                 135,800             9,096
  SBC Communications Inc.                      297,500             7,586
  AT&T Corp.                                   374,900             7,296
  FPL Group, Inc.                               74,200             4,879
  BellSouth Corp.                              138,100       $     4,037
  Cinergy Corp.                                 91,000             3,519
                                                                --------
                                                                  59,375
                                                                --------

OTHER (2.4%)
    Honeywell International Inc.               321,600            11,616
    General Electric Co.                       250,300             8,418
                                                                --------
                                                                  20,034
----------------------------------------------------------------========
TOTAL COMMON STOCKS
  (COST $652,587)                                                798,934
------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.6%)
------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.022%, 2/2/2004
  (COST $21,111)                               $21,111            21,111
------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (COST $673,698)                                                820,045
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
------------------------------------------------------------------------
Other Assets--Note C                                               7,109
Liabilities                                                       (8,901)
                                                                ---------
                                                                  (1,792)
----------------------------------------------------------------=========
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 72,196,893 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $818,253
========================================================================

NET ASSET VALUE PER SHARE $11.33
========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
-----------------------------------------------------------

                                      AMOUNT            PER
                                        (000)         SHARE
-----------------------------------------------------------
Paid-in Capital                     $871,596         $12.06
Overdistributed Net
  Investment Income                     (281)            --
Accumulated Net Realized Losses     (199,409)         (2.76)
Unrealized Appreciation              146,347           2.03
------------------------------------------------------------
NET ASSETS                          $818,253         $11.33
============================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           DIVIDEND GROWTH FUND
                                                    YEAR ENDED JANUARY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 14,173
  Interest                                                                  179
  Security Lending                                                            4
--------------------------------------------------------------------------------
    Total Income                                                         14,356
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          731
  The Vanguard Group--Note C
    Management and Administrative                                         1,722
    Marketing and Distribution                                               77
  Custodian Fees                                                             13
  Auditing Fees                                                              13
  Shareholders' Reports                                                      39
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        2,596
    Expenses Paid Indirectly--Note D                                        (88)
--------------------------------------------------------------------------------
    Net Expenses                                                          2,508
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,848
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   12,164
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              172,978
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $196,990
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           DIVIDEND GROWTH FUND
                                                           ---------------------
                                                          YEAR ENDED JANUARY 31,
                                                          ----------------------
                                                             2004          2003
                                                            (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 11,848      $ 21,934
  Realized Net Gain (Loss)                                 12,164      (117,818)
  Change in Unrealized Appreciation (Depreciation)        172,978       (63,615)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                     196,990      (159,499)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (12,644)      (22,823)
  Realized Capital Gain                                        --            --
--------------------------------------------------------------------------------
    Total Distributions                                   (12,644)      (22,823)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  226,813       177,229
  Issued in Lieu of Cash Distributions                     10,434        18,658
  Redeemed                                               (153,307)     (144,994)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                   83,940        50,893
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               268,286      (131,429)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     549,967       681,396
--------------------------------------------------------------------------------
  End of Period                                          $818,253      $549,967
================================================================================

1Shares Issued (Redeemed)
  Issued                                                   22,646        18,208
  Issued in Lieu of Cash Distributions                      1,010         1,868
  Redeemed                                               (16, 311)      (14,652)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           7,345         5,424
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
                                                                YEAR ENDED JANUARY 31,
                                                          --------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 8.48  $11.47  $14.71  $14.93  $16.27
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .18     .37     .37     .42     .49
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         2.86   (2.98)  (2.83)    .62    (.12)
------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.04   (2.61)  (2.46)   1.04     .37
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.19)   (.38)   (.37)   (.53)   (.51)
  Distributions from Realized Capital Gains                  --      --    (.41)   (.73)  (1.20)
------------------------------------------------------------------------------------------------
  Total Distributions                                      (.19)   (.38)   (.78)  (1.26)  (1.71)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $11.33  $ 8.48   $11.47 $14.71  $14.93
================================================================================================

TOTAL RETURN                                             36.08% -23.22%  -17.21%  7.08%   2.79%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $818    $550    $681    $888    $854
  Ratio of Total Expenses to Average Net Assets           0.40%   0.34%   0.37%   0.37%   0.40%
  Ratio of Net Investment Income to Average Net Assets    1.84%   3.57%   2.85%   2.76%   3.13%
  Portfolio Turnover Rate                                   23%   104%*     27%     48%     47%
================================================================================================
*Includes activity related to a change in the fund's investment objective. see accompanying notes, which are an integral part of the financial statements.







SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2004, the advisory fee represented an effective annual rate of 0.11% of the fund's average net assets. In accordance with the advisory contract entered into with Wellington Management Company in May 2003, the investment advisory fee will be subject to quarterly adjustments based on the performance of the fund relative to the Russell 1000 Index beginning February 1, 2004.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the fund had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.12% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended January 31, 2004, these arrangements reduced the fund's expenses by $88,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at January 31, 2004, the fund had $594,000 of ordinary income available for distribution. The fund had available realized losses of $199,093,000 to offset future net capital gains of $70,259,000 through January 31, 2010, $65,485,000 through January 31, 2011, and $63,349,000 through January
31, 2012.

     At January 31, 2004, net unrealized appreciation of investment securities for tax purposes was $146,347,000, consisting of unrealized gains of $151,840,000 on securities that had risen in value since their purchase and $5,493,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2004, the fund purchased $223,243,000 of investment securities and sold $146,490,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund, (the "Fund") at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA




MARCH 8, 2004


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD DIVIDEND GROWTH FUND

This information for the fiscal year ended January 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund is provided to individual shareholders on their Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to VANGUARD.COM to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what VANGUARD.COM can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams. contribute the maximum amount each year

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, Vanguard IRA, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q570 032004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES.

AUDIT FEES OF THE REGISTRANT
Fiscal Year Ended January 31, 2004: $71,000
Fiscal Year Ended January 31, 2003: $65,000

AGGREGATE AUDIT FEES OF REGISTERED INVESTMENT COMPANIES IN THE VANGUARD GROUP Fiscal Year Ended January 31, 2004: $1,660,800
Fiscal Year Ended January 31, 2003: $1,620,200

(B) AUDIT-RELATED FEES.

Fiscal Year Ended January 31, 2004: $324,460
Fiscal Year Ended January 31, 2003: $420,280

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(C) TAX FEES.

Fiscal Year Ended January 31, 2004: $409,900
Fiscal Year Ended January 31, 2003: $103,200

Includes fees billed in connection with compliance, planning, and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income, excise, and stamp taxes.

(D) ALL OTHER FEES.

Fiscal Year Ended January 31, 2004: $31,000
Fiscal Year Ended January 31, 2003: $367,500

Includes fees billed in connection with benefit plans and statements, risk management, privacy matters, educational training materials, and other business advisory services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(E) (1) PRE-APPROVAL POLICIES. The policy of the Registrant's Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and permitted non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant's independence.
     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant's independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant's independence.
     The Registrant's Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant's fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant's engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(G) AGGREGATE NON-AUDIT FEES.

Fiscal Year Ended January 31, 2004: $440,900
Fiscal Year Ended January 31, 2003: $470,700

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant's independence.



ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) Code of Ethics
         (b) Certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD SPECIALIZED FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: March 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD SPECIALIZED FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: March 24, 2004

      VANGUARD SPECIALIZED FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: March 24, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.